As filed with the U.S. Securities and Exchange Commission on July 29, 2013

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 281	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 281

(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Benjamin J. Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, D.C. 20006

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 31, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Permal Tactical Allocation Fund.

July 31, 2013

Prospectus

Permal

Alternative

Core

Fund

Class : Ticker Symbol

A	: LPTAX
C	: LPTCX
FI	: LPTFX
R	: —
I	: LPTIX
IS: LPTSX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Permal Alternative Core Fund

Investment objective

The fund seeks total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 38 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 77 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.65	0.65	0.65	0.65	0.65	0.65
Distribution and service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.43	0.40	0.49	0.47[2]	0.39	0.48
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79	0.79	0.79	0.79	0.79	0.79
Total annual fund operating expenses[3]	2.12	2.84	2.18	2.41	1.83	1.92
Fees waived and/or expenses reimbursed[4]	(0.31)	(0.28)	(0.37)	(0.35)	(0.27)	(0.36)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.81	2.56	1.81	2.06	1.56	1.56

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in this Prospectus and in the fund’s shareholder reports. The ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 2.00% for Class R shares, 1.50% for Class I shares and 1.50% for Class IS shares. Acquired fund fees and expenses are subject to these arrangements. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap by 0.06% for each class as a result of brokerage commissions on purchases and sales of exchange-traded funds. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

Permal Alternative Core Fund	3
•	You reinvest all distributions and dividends without a sales charge

•	The expenses of the underlying funds are reflected

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	748	1,172	1,621	2,861
Class C (with redemption at end of period)	359	853	1,474	3,146
Class C (without redemption at end of period)	259	853	1,474	3,146
Class FI (with or without redemption at end of period)	184	647	1,136	2,485
Class R (with or without redemption at end of period)	209	718	1,253	2,719
Class I (with or without redemption at end of period)	159	549	965	2,126
Class IS (with or without redemption at end of period)	159	569	1,004	2,215

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal investment strategies

The fund is a “fund of funds,” which is a term used to describe a mutual fund that pursues its investment objective by investing primarily in other investment companies, including exchange-traded funds (ETFs) (underlying funds). The fund typically will invest, directly or through underlying funds and exchange-traded notes (ETNs), approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal Asset Management LLC (“Permal”) to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

The composition of the fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines. The fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country. Permal will allocate assets to securities and other instruments, various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets to underlying funds, Permal may consider, among other

4	Permal Alternative Core Fund

Principal investment strategies cont’d

factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Allocation risk. The fund’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Closed-end funds and exchange-traded funds risk. Investing in closed-end funds and ETFs will give the fund exposure to the securities comprising the closed-end fund or the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Shares of closed-end funds and ETFs are traded on exchanges and may trade at either a premium or discount to net asset value. The fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end funds and ETFs.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

The fund’s and an underlying fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Derivatives risk. The use of derivatives by the fund or an underlying fund may have a leveraging effect, which may result in a disproportionate increase in the fund’s or an underlying fund’s losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund or an underlying fund. Using derivatives also can increase volatility of the fund or an underlying fund. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund or an underlying fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Exchange-traded notes risk. The value of ETNs, which combine features of ETFs and bonds, depends on the performance of the index underlying the ETN and the credit rating of the ETN’s issuer. Unlike ETFs, ETNs are not structured as investment companies and, unlike bonds, they have no periodic interest payments and principal is not protected.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

Permal Alternative Core Fund	5

Foreign investments risk. The fund and an underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund or an underlying fund may invest may have markets that are less liquid and more volatile than U.S. markets. The value of the fund’s securities may decline because of factors affecting foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Hedging risk. There can be no assurance that the fund or the underlying funds will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Hedge funds risk. The fund may invest in underlying funds that are not registered as investment companies. As a result, the fund as an investor in these underlying funds would not have the benefit of certain protections afforded to investors in registered investment companies. Investments in hedge funds generally will be illiquid and generally may not be transferred without the consent of the underlying fund. The fund may be unable to liquidate its investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the fund may receive securities that are illiquid or difficult to value. The fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of Permal to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains.

Hedge fund strategies risk. The fund, both directly and through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The fund may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

Investing in a fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equities and fixed income securities. An underlying fund may change its investment objective or policies without the approval of the fund, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. While the underlying funds invest principally in the securities constituting their asset class (e.g., equity or fixed income), under normal market conditions an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). As a result, depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its intended allocation for that asset class.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund or an underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Leverage risk. The use of leverage will generally magnify any change in the fund’s net asset value and cause increased volatility of returns.

Liquidity risk. Some assets held by the fund or an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the fund or an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Market and interest rate risk. The securities markets are volatile and the market prices of the fund’s securities

6	Permal Alternative Core Fund

Certain risks cont’d

may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Master limited partnership risk. The fund, both directly and through the underlying funds, may invest in master limited partnership (“MLP”) units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the fund derives from direct and indirect investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund’s shares. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. In addition, MLPs are generally considered interest-rate sensitive investments and during periods of interest rate volatility may not provide attractive returns.

Non-diversification risk. To the extent an underlying fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Performance-based fee risk. The performance-based fees or allocations to portfolio managers of certain underlying funds may create an incentive for those portfolio managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund or an underlying fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund or an underlying fund may also lose any premium it paid on the security.

Real assets risk. Investments by the fund in an underlying fund that invests in real assets involve a high degree of risk, including significant financial, operating, and competitive risks. Real assets include properties, natural resources, commodities and infrastructure assets. Investments in underlying funds that invest in real assets expose the fund to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.

Real estate investment trusts (REITs) risk. Investments in REITs expose the fund to risks similar to investing directly in real estate, such as changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Regulatory risk. The fund is deemed a “commodity pool” and the fund’s manager is considered a “commodity pool operator” with respect to the fund under the Commodity Exchange Act. Compliance with applicable disclosure, reporting and recordkeeping regulations of the Commodity Futures Trading Commission (the “CFTC”) is expected to increase fund expenses. In addition, until regulations of the Securities and Exchange Commission (the “SEC”) relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the fund are uncertain. The CFTC or the SEC could at any time alter the regulatory requirements

Permal Alternative Core Fund	7

governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies. The fund and the manager are continuing to analyze the effect of these rule changes on the fund.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund or an underlying fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund or an underlying fund holds an inflation-indexed security, the fund or the underlying fund may earn less on the security than on a conventional bond.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund or an underlying fund may be unable to enforce its rights against the issuers.

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

Subsidiary risk. By investing in its subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. The investments held by the subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund.

Tracking error risk. The fund may hold long or short positions through investments in underlying funds and other instruments, such as ETFs and ETNs, whose investment objectives are to track (positively or negatively) the performance of a particular market or benchmark index. The performance of these instruments, however, may not match that of the indexes the instruments are designed to track, either on a daily or aggregate basis.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

8	Permal Alternative Core Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Effective July 31, 2013, the fund will compare its performance to that of a composite index consisting of 60% Morgan Stanley Capital International (“MSCI”) World Index (Gross) and 40% Barclays U.S. Aggregate Index. The fund will no longer compare its performance to the 60/30/10 Composite Index, which consists of 60% MSCI World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index, or to the Citigroup 90-Day U.S. Treasury Bill Index. The fund believes that the new composite index is a more relevant benchmark for its new investment strategies. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2010): 7.47 Worst quarter (09/30/2011): (9.97)

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	Since inception	Inception date

Class A
Return before taxes	4.98	8.28	04/13/09
Return after taxes on distributions	3.86	7.32
Return after taxes on distributions and sale of fund shares	3.30	6.57

Other Classes (Return before taxes only)
Class C	9.63	9.20	04/13/09
Class FI	11.39	9.99	04/13/09
Class I	11.72	10.28	04/13/09
Class IS	11.74	10.29	04/13/09
MSCI World Index (Gross) (reflects no deduction for fees, expenses or taxes)	16.54	15.54
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	6.48
60/40 Composite Index (reflects no deduction for fees, expenses or taxes)	11.70	12.23
Citigroup 90-Day U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07	0.10[1]
60/30/10 Composite Index (reflects no deduction for fees, expenses or taxes)	11.24	11.66

[1]	Index comparison begins on April 30, 2009.

Prior to July 31, 2013, the fund followed a different investment objective and investment strategies under the name “Permal Tactical Allocation Fund.”

Permal Alternative Core Fund	9

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Permal Asset Management LLC (“Permal”) and Legg Mason Global Asset Allocation, LLC

Portfolio managers: Christopher Zuelhlsdorff, CFA, and Alexander Pillersdorf. Mr. Zuehlsdorff (Deputy Chief Investment Officer and Portfolio Manager of Permal) and Mr. Pillersdorf (Portfolio Manager of Permal) have been portfolio managers for the fund since its inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None	N/A
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

10	Permal Alternative Core Fund

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Permal Alternative Core Fund	11

More on the fund’s investment strategies, investments and risks

The fund was named Legg Mason Permal Tactical Allocation Fund prior to January 1, 2013 and was named Permal Tactical Allocation Fund prior to July 31, 2013.

* * *

The fund seeks total return.

The fund is a “fund of funds,” which is a term used to describe a mutual fund that pursues its investment objective by investing primarily in other investment companies (underlying funds).

In seeking to meet its investment objective, the fund allocates assets in accordance with decisions made by Permal. The fund will seek to achieve its objective by allocating assets and primarily investing in mutual funds, closed-end funds, exchange-traded funds (ETFs) and indexed or other performance-related instruments, including exchange-traded notes (ETNs), as identified by Permal. The fund may invest in affiliated and unaffiliated open-end funds and unaffiliated closed-end funds. Some of the underlying funds may not be registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or may not register their securities under the Securities Act of 1933, as amended (the “1933 Act”), and are commonly known as “hedge funds.” The fund may change the underlying funds—whether affiliated or unaffiliated—from time to time without notice to shareholders.

The fund may invest in underlying funds that employ any investment strategy or technique and may invest in any region or country. The fund also may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies. The composition of the fund’s investment portfolio will vary over time based on Permal’s overall asset allocation decisions and top-down and bottom-up implementation. The fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure through passive and actively managed vehicles.

The fund typically will invest, directly or through underlying funds and ETNs, approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

The fund may invest in hedge fund strategies directly and through underlying funds, including both hedge funds and registered investment companies that employ hedge fund strategies. Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event-driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Permal seeks to allocate fund assets among underlying funds that, in its view, represent attractive investment opportunities that will assist the fund in achieving its investment objective. However, Permal will consider periodically rebalancing the fund’s portfolio to maintain what it considers to be an appropriate mix of asset classes, given its prevailing market views. There is no guarantee that any given underlying fund will accept additional investments from the fund at the time the fund wishes to make such an additional investment or at any time thereafter. Furthermore, any underlying fund may return the fund’s investment in whole or in part without the fund’s consent (as a result of the underlying fund’s liquidation or other compulsory redemption).

12	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Permal anticipates that the number and identity of underlying funds and other investments will vary over time as a result of allocations and reallocations among new and existing underlying funds and the performance of each underlying fund as compared to the performance of other fund assets. In addition, to avoid potential adverse regulatory consequences, the fund may need to hold its interest in an underlying fund in non-voting form or limit its voting rights to a certain percentage. The fund generally does not intend to own 5% or more of the voting securities of any underlying unaffiliated fund. Such a limitation on voting rights is intended to prevent an underlying unaffiliated fund from becoming an “affiliated person” of the fund for purposes of the 1940 Act. If the fund becomes an affiliated person of an underlying fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the fund to transact with the underlying fund or its affiliates. The fund will invest in hedge funds consistent with the limits imposed on registered funds.

The fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (MLPs), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd., a Cayman Islands exempted company. The subsidiary may invest without limit in these investments. The subsidiary has the same investment manager and subadvisers as the fund. The fund may invest up to 25% of its assets in the subsidiary.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Bank loans

The fund may invest (directly or through an underlying fund) in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The fund and the underlying funds may obtain interests in bank loans through participations or assignments. The purchaser of a participation generally has no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of set-off against the borrower. The purchaser of an assignment acquires direct rights against the borrower on the loan.

Borrowing

Certain underlying funds may be authorized to borrow money, including for investment or cash management purposes. In addition, certain underlying funds may utilize investment techniques and invest in certain financial instruments, such as derivatives, that may result in financial leverage.

Cash management

The fund and certain underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund and the underlying funds may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Commodity-linked derivative instruments

The fund may invest (directly or through an underlying fund) in commodity-linked derivatives instruments such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Concentrated investments

The fund’s investments (directly or through underlying funds) may be concentrated in a particular industry, group of industries, sector, geographic region, or asset class or in underlying funds that employ a particular strategy.

Permal Alternative Core Fund	13

Defensive investing

The fund and certain of the underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities, repurchase agreements or cash. Although a fund has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Derivatives and hedging techniques

The fund and most of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund and most of the underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes, interest rates or currencies, options on these futures and forward foreign currency contracts. Derivatives may be used by the fund and most of the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of changing investment characteristics of the fund’s portfolio

•	For the fund and certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

•	As a means of providing additional exposure to types of investments or market factors

A derivative contract will obligate or entitle the fund or an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indexes or currencies. When the fund or an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s or the underlying fund’s exposure to loss. The fund or the underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s or the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the portfolio of the fund or the underlying fund, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund or the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

The fund and certain underlying funds will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of its derivative positions that are intended to reduce or create exposure to the applicable category of investments. Other underlying funds are not subject to these requirements in their use of derivatives.

Diversified investments

The fund is currently classified as a diversified fund under the 1940 Act. The underlying funds may be classified as diversified or non-diversified under the 1940 Act.

Equity investments

Subject to its investment policies, the fund may invest (directly or through an underlying fund) in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Exchange-traded funds (ETFs)

The fund (directly or through an underlying fund) may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds. Typically, an ETF

14	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d seeks to track (positively or negatively) the performance of an index by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index. Certain ETFs in which the fund may invest seek to track (positively or negatively) a multiple of index performance on any given day.

Exchange-traded notes (ETNs)

The fund may invest (directly or through an underlying fund) in exchange-traded notes or ETNs, which are debt securities that combine certain aspects of ETFs and bonds. At maturity of the ETN, the issuer pays a return linked to the performance of a market index, such as a commodity index, to which the ETN is linked, minus the issuer’s annual fee. Unlike regular bonds, ETNs have no periodic interest payments and principal is not protected. The price of ETNs in the secondary market is determined by supply and demand, the current performance of the index underlying the ETN and the credit rating of the ETN issuer.

Fixed income investments

Subject to its investment policies, the fund may invest (directly or through an underlying fund) in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments

The fund may invest (directly or through an underlying fund) in securities of foreign issuers, either directly or through depositary receipts.

High yield, lower quality securities

The fund may invest (directly or through an underlying fund) a portion of its assets in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Investments in hedge fund strategies

The fund may, directly or through the underlying funds, employ a broad variety of hedge fund strategies, including but not limited to those set forth below. References to “underlying funds” should be read to include the fund when it is employing these strategies directly.

Global fixed income strategies. Such strategies may include fundamental long-short credit, capital structure arbitrage, high yield debt and non-U.S. debt.

Fundamental long-short credit: This strategy involves performing intensive bottom up credit research on, among other factors, an issuer’s industry and company-specific fundamental drivers, its financial condition, sources of liquidity, access to capital markets and potential ratings changes by credit agencies. Based on this analysis, underlying funds may decide to take a directional position, either long or short, in a company’s debt securities. These funds typically identify specific catalysts in order to exploit these situations (e.g., exchange offers, workouts, financial reorganizations or other special credit event-related situations).

Capital structure arbitrage: The portfolio managers of these underlying funds perform the same intensive bottom up credit research on an issuer described above under “Fundamental long-short credit.” Based on this analysis, the portfolio managers look for inefficiencies in the

Permal Alternative Core Fund	15

relative pricing of securities within the same capital structure and may take a long position in a debt security, typically senior in the capital structure (e.g., bank debt or senior bond) and a parallel short position in another security, typically a subordinated bond, convertible bond, preferred stock or common stock.

High yield debt: The high yield debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. The portfolio managers of high yield debt underlying funds will generally consider, among other factors, the price of the security, the prospects of the company, the company’s history, management and current conditions when making investment decisions.

Non-U.S. debt: Non-U.S. debt investing involves purchasing debt securities issued predominantly by non-U.S. corporations or non-U.S. governments or guaranteed by non-U.S. governments or any agencies thereof. The strategy will generally consist of underlying funds investing in non-U.S. fixed income portfolios and/or emerging markets debt securities. Given the markets in which they invest, a significant portion of the portfolios of non-U.S. debt underlying funds may be invested in restricted securities for which a market may not be readily available. Further, an investment in bonds issued by foreign governments or corporations may carry, among other things, significant geopolitical risks, legal risks, currency risks (e.g., significant devaluations) and liquidity risks (e.g., lack of developed trading markets). To mitigate some of this risk, non-U.S. debt underlying funds may use certain hedging tools, but there can be no assurance that any such hedging techniques will be successful.

Corporate event-driven strategies. Event-driven strategies can include risk arbitrage, special situations, activist, distressed/stressed debt and equity and private placements. Underlying funds employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.

Risk arbitrage. Seeks to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, an underlying fund will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.

Special situations. Involves investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond rating changes from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.

Activist strategies. Relies on the ability to use a significant economic stake in the instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings (e.g., seeking management changes, selling business units, securing special dividends and influencing financial restructurings). Underlying funds using activist strategies may attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies that are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation.

Distressed/Stressed debt and equity. This strategy focuses on investing in debt or equity securities of companies that are either experiencing financial distress or whose credit quality is poor but expected to improve. The objective of an underlying fund employing this strategy is to obtain profits based upon the perceived material difference between the market value and intrinsic value of these securities, which is calculated based upon an analysis of the relevant assets and liabilities along with a company’s future projected cash flows.

16	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Private placements. An underlying fund may invest in privately placed securities, such as structured discount convertible securities. Normally, such securities are privately offered to an underlying fund by a company in need of timely financing. Portfolio managers generally will hedge with purchases of registered common stock until the registration becomes effective and then liquidate the position gradually.

Long-equity strategies: Involve the purchase of equity and equity-linked instruments in global markets. An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some equity strategies may use dynamic equity strategies to create long-biased holdings in potentially favorable positions, sectors or countries. In addition to long equity investments, dynamic equity strategies generally hedge long positions and employ additional instruments, such as bonds, options, preferred securities and convertible securities.

An underlying fund pursuing an equity strategy typically seeks to capitalize on discrepancies between its adviser’s evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some underlying funds pursuing this strategy also may seek to extract value by being more trading-oriented or catalyst-driven.

Equity long/short. Equity long/short strategies may employ strategies similar to long-equity strategies, but combine long positions with short sales. Equity long/short strategies are among the non-traditional absolute return strategies pursued by hedge funds. A distinguishing feature of absolute return strategies is their focus on absolute performance objectives as compared to measuring performance on a relative basis. Absolute return strategies seek to generate returns that are uncorrelated with traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.

Opportunistic equity. Opportunistic equity investments comprise underlying funds that predominantly invest in equity securities in all global markets, including U.S. domestic markets. Portfolio managers of these underlying funds will opportunistically allocate capital to those markets around the world which present the best opportunities for profit based on either the portfolio managers’ fundamental company valuation analysis or perceived macroeconomic shifts.

Short sales. Underlying funds may employ short selling. A short sale involves the sale of a security that an underlying fund does not own with the expectation of purchasing the same security at a later date at a lower price. Portfolio managers employing this strategy sell short the stock of companies whose fundamentals, liability profile or growth prospects do not support current public market valuations. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Global macro strategies: Seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in securities, derivative contracts or options, and may be in equities, fixed income markets, currencies or commodities. This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.

Discretionary strategies: An underlying fund may use discretionary global macro strategies to seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed income markets, as well as non-financial markets, such as the energy, agricultural and metals markets. An underlying fund may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, underlying funds

Permal Alternative Core Fund	17

using this strategy may hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and an underlying fund may employ leverage.

Systematic strategies: An underlying fund uses systematic global macro strategies and employs proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. An underlying fund employing systematic strategies tends to hold positions in several markets at the same time, may be both long and short and tends to use leverage when establishing positions.

“Natural resources trading” strategies: An underlying fund may engage in commodity trading strategies to generally invest on a global basis in a portfolio of securities, commodities and derivative instruments, which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding and construction and construction engineering). Natural resources trading includes commodities and futures, forward, option and swap contracts in agricultural, metals and energy items, among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.

In pursuit of macro strategies, the fund may also invest in underlying funds employing the following strategies:

“Momentum investing” or “trend-following” strategies: An underlying fund may engage in “momentum investing” or “trend-following” to attempt to take advantage of the observable tendency of the markets to trend and to tend to make exaggerated movements in both upward and downward directions. These exaggerated movements can be thought of as resulting from the influence of crowd psychology, or the herd instinct, among market participants. An underlying fund may use this strategy to primarily trade futures, options and forward contracts, though it may take positions in cash, equity securities, investment companies and derivative securities. An underlying fund may use leverage when establishing positions and hold positions in several markets at the same time.

Other quantitative strategies: An underlying fund may engage in other quantitative strategies to seek to profit from discrepancies in the valuations of instruments and asset classes caused by differences in macroeconomic fundamentals and technical factors, both across and within countries using a combination of fundamental, technical, macroeconomic data and linear and nonlinear forecasting models. An underlying fund may invest primarily in broad-based equity and fixed income index futures and options, currency futures and options, commodity futures and options and swaps, and may also invest in stocks, bonds, currencies, commodities and other instruments, in an opportunistic model-driven fashion.

Relative value strategies: Include volatility arbitrage and fixed income hedge strategies.

Volatility arbitrage: Trades volatility as an asset class. Exposures may be long, short or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature – specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility. Volatility arbitrage managers typically invest in instruments including options and variance swaps.

18	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Fixed income hedge. Fixed income hedge portfolio managers typically invest long and short primarily in corporate debt instruments across the capital structure of companies, based on fundamental credit analysis. These portfolio managers run portfolios that have flexible mandates allowing them to invest in a large variety of corporate debt securities, enter short positions, employ leverage, run concentrated portfolios and hedge credit and interest rate risk in their books. Although fixed income hedge portfolio managers invest a portion of their portfolios in investment grade debt, they typically focus on high yield lower-rated corporate debt and distressed debt.

Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by an underlying fund.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. Managed futures strategies invest in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed income and equities. Managed futures strategies can take long or short positions in any of these instruments and seek to benefit if the price of the underlying instrument rises or falls.

Inflation-indexed securities

The fund may invest (directly or through an underlying fund) in inflation-indexed securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The underlying funds may invest in inflation-indexed securities issued in any country.

Lending of portfolio securities

Consistent with applicable regulatory requirements, the fund and the underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements. Loans of portfolio securities will be collateralized by cash. The fund and the underlying funds would typically invest cash collateral received in short-term investments. The fund and the underlying funds would generally lend portfolio securities to earn income. Loans will be made to firms deemed by Permal or the adviser of the underlying fund to be of good standing and will not be made unless, in the judgment of Permal or the adviser of the underlying fund, the consideration to be earned from such loans would justify the risks.

Master limited partnerships (MLPs)

The fund may invest directly or through the underlying funds in MLP units. MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations. Distributions from an MLP often exceed the MLP’s taxable income, decreasing the tax basis of

Permal Alternative Core Fund	19

the MLP’s units and increasing a holder’s taxable gain or decreasing a holder’s taxable loss at the time of disposal of such MLP units. Any such distributions that exceed the remaining tax basis in the MLP’s units will be taxable as capital gain immediately, assuming the units are held as capital assets. Certain MLP units have restrictions that limit or restrict the acquisition of such MLP units by regulated investment companies such as the fund and certain underlying funds. Such limits or restrictions, if enforced, could limit the availability of such units to the fund or certain underlying funds or result in a forced sale at a below market price and/or loss of rights to receive MLP distributions.

The fund may not invest directly more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships (“QPTPs”) (the “25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity focused, such as, for instance, asset management-related partnerships.

The fund may also invest in “I-Shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interests. Although I-Shares have similar features to MLP common units with respect to distributions, holders of I-Shares receive distributions in the form of additional I-Shares equal to the cash distributions received by the MLP common unit holders. To the extent the issuers of I-Shares have elected to be treated as corporations for U.S. federal income tax purposes, the fund’s investments in I-Shares are not subject to the 25% Limitation.

Money market funds

The fund may invest (directly or through an underlying fund) in money market funds.

Mortgage- and asset-backed securities

The fund may invest (directly or through an underlying fund) in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent an interest in a pool of assets such as receivables from mortgages, credit card loans, automobile loans and other trade receivables.

Non-publicly traded and illiquid securities

The fund may invest (directly or through an underlying fund) in non-publicly traded and illiquid securities, including securities subject to legal or contractual restrictions on resale or lacking readily available markets.

Portfolio turnover

The fund and certain underlying funds may engage in active and frequent trading to achieve their principal investment strategies, resulting in high portfolio turnover.

Real estate investment trusts (REITs)

The fund may invest (directly or through an underlying fund) in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.

20	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Repurchase agreements

The fund may enter (directly or through an underlying fund) into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Royalty trusts

Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates.

Reverse repurchase agreements

The fund may borrow (directly or through an underlying fund) by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund or an underlying fund sells securities to a counterparty in return for cash, and the fund or the underlying fund agrees to repurchase the security at a later date and for a higher price, representing the cost to the fund or the underlying fund for the money borrowed. The fund or an underlying fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell, maturing as of that time.

Short sales

Certain underlying funds may sell securities short from time to time or engage in shorting strategies. In addition, the fund may invest in “short ETFs” or “short ETNs.” In seeking to meet their investment objectives, short ETFs and short ETNs may engage to a significant extent in short sales. A short sale is a transaction in which an underlying fund, such as an ETF, or ETN sells securities it does not own in anticipation of a decline in the market price of the securities.

If Permal believes the fund may benefit from taking a direct short position in an asset class, it may do so by, among other means, causing the fund to sell short shares of an ETF that invests in the subject asset class.

Small capitalization issuers

The fund may invest in, and certain of the underlying funds may focus on, investments in small capitalization companies.

Sovereign government and supranational debt

The fund may invest (directly or through an underlying fund) in sovereign debt, including emerging markets sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and debt securities issued by supranational entities such as the World Bank or the European Union.

U.S. government securities

The fund may invest (directly or through an underlying fund) in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities.

Permal Alternative Core Fund	21

When-issued securities and delayed-delivery transactions

To secure an advantageous price or yield, the fund may purchase (directly or through an underlying fund) certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction.

Zero coupon securities

The fund may invest (directly or through an underlying fund) in zero coupon securities, which generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity.

Other investments

The fund may also use other strategies and invest (directly or through underlying funds) in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest (directly or through underlying funds) in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The composition of the fund’s investment portfolio will vary over time, based on, among other things, quantitative and qualitative techniques and risk management guidelines that seek exposure to alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies, hedge fund strategies, global equities, fixed income securities and cash and cash equivalents. The fund may employ an asset allocation strategy to exploit perceived inefficiencies or imbalances in equity, fixed income or other asset classes in any region or country.

The fund will remain flexible in its use of investment strategies or techniques and investments and will be managed from both a top-down and bottom-up perspective.

1.	From a top-down perspective, the allocation will reflect the views of the Permal Investment Committee, which considers various qualitative and quantitative factors relating to the global economy and their impact on global equity, fixed income, currency and commodity markets. The factors used to develop a target asset allocation include, but are not limited to, current and forecasted economic growth rates, interest rates and inflation trends for U.S. and foreign economies.

2.	Tactical allocation decisions are supported by various market specialists within Permal and take into consideration relative valuation differentials between regions and asset classes and the potential return given the anticipated level of risk inherent in each asset class.

3.	From a bottom-up perspective, underlying fund allocation decisions take into consideration an underlying fund’s consistency, size, fees, risk/reward and other investment statistics.

Permal will cause the fund to invest in underlying funds, including hedge funds (to the extent permitted under applicable regulatory requirements), ETFs and ETNs that have a range of investment styles and focuses. The underlying equity funds may include, among others, large capitalization funds, medium capitalization funds, small capitalization funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds and funds that invest in commodities and real estate-related securities (including REITs). The underlying fixed income funds similarly have a range of investment focuses and include funds that invest primarily in investment grade fixed income securities or in junk bonds. The underlying funds may employ a wide variety of strategies.

Permal will allocate assets to various underlying funds and ETNs which, in its opinion, are consistent with its guidelines and invest in the markets and strategies as identified by its asset allocation process. In allocating assets to underlying funds, Permal may consider, among other factors, the general type of strategy employed, depth of experience, fee levels, value, growth potential, reputation in the industry, consistency, volatility, ability to perform in up and down markets and returns over time.

22	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

The fund will purchase shares of the underlying open-end funds (other than ETFs) that are offered only to institutional and other eligible investors at net asset value with no initial or contingent deferred sales charges or Rule 12b-1 fees and with generally lower expenses than other share classes.

More on risks of investing in the fund and the underlying funds

Allocation risk. The fund’s ability to achieve its investment goal depends upon the portfolio managers’ skill in determining the fund’s asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Bank loans risk. The fund and the underlying funds will assume the credit risk of both the borrower and the lender that is selling a participation in a bank loan. The fund or the underlying funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the fund’s and the underlying fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Borrowing risk. Certain borrowings may create an opportunity for increased return but, at the same time, create special risks. Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. For example, borrowing may exaggerate changes in the net asset value of the underlying fund’s shares and in the return on the underlying fund’s securities holdings. The underlying fund may be required to liquidate fund securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management and defensive investing risk. The value of the investments held by the fund or an underlying fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund or an underlying fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund or an underlying fund’s assets are used for cash management or defensive investing purposes, the fund or the underlying fund may not achieve its respective investment objective.

Closed-end investment company risk. Investing in a closed-end investment company will give the fund exposure to the securities comprising the closed-end investment company and will expose the fund to risks similar to those of investing directly in those securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.

Commodity-linked derivatives risk. Investments by the fund (directly or through an underlying fund) in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Concentration risk. To the extent the fund’s or an underlying fund’s investments are concentrated, the fund may present more risks than if it were broadly diversified over numerous industries, group of industries, sectors, geographic regions, asset classes, or underlying fund strategies. A downturn in any category in which the fund or an underlying fund may be concentrated would have a larger negative impact on the fund than on a fund that does not concentrate its investments.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or an underlying fund fails to pay, otherwise defaults, is perceived to be less creditworthy,

Permal Alternative Core Fund	23

becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund or an underlying fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund or the underlying fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund or an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund or an underlying fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds.” These securities have a higher risk of issuer default, because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund or an underlying fund may hold securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund or an underlying fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Currency transactions risk. The fund or an underlying fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings.

The fund’s and an underlying fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund or an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund or an underlying fund. Even a small investment in derivative contracts can have a significant impact on a fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, interest rates or currency rates are changing. The fund or an underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund or an underlying fund’s holdings. Using derivatives may increase the fund’s or an underlying fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Holdings of derivatives also can make the fund or an underlying fund less liquid and harder to value, especially in declining markets. The fund or an underlying fund may incur additional costs related to derivatives, such as transaction costs and custody expenses, which can adversely affect the fund’s performance.

24	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Exchange-traded funds (ETFs) risk. Investing in an ETF will give the fund (directly or through an underlying fund) exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange-traded notes (ETNs) risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. The fund (directly or through an underlying fund) could lose some or the entire amount invested in an ETN.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the fund’s or an underlying fund’s share price to be more volatile.

Foreign investments risk. The fund or an underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund or an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s or an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund’s or an underlying fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund or an underlying fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund or an underlying fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Permal Alternative Core Fund	25

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value stocks may remain undervalued.

Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Certain underlying funds may also weight their investments toward certain industries or groups of industries.

Hedge funds risk. The fund may invest in certain underlying funds that are not registered under the 1940 Act, and, therefore, the fund will not be entitled to the protections of the 1940 Act with respect to its investments in these underlying funds. Some protections afforded by the 1940 Act to investors of registered investment companies include limitations applicable to the use of leverage and prohibitions on transactions with affiliated persons. The shares of these funds are not registered under the 1933 Act, are not freely tradable and/or have substantial restrictions and have no active trading market.

Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the underlying fund. The fund may be unable to liquidate its investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the fund may receive securities that are illiquid or difficult to value. In such a case, Permal would seek to cause the fund to dispose of these securities in a manner that is in the fund’s best interests. The fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of Permal to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains. The value of the fund’s interest in these unregistered funds will be affected by these fees; the fund’s expense ratio will reflect an allocable portion of these fees and the fund’s expense limitation excludes such performance-based fees.

Hedge fund strategies risk. The fund, both directly and through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The fund may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

Hedging risk. The decision as to whether and to what extent the fund or an underlying fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund or the underlying fund and the availability of suitable transactions. Accordingly, there can be no assurance that the fund or an underlying fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if the fund or an underlying fund purchases inflation-indexed securities in the secondary market

26	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund or an underlying fund holds an inflation-indexed security, the fund (directly or through the underlying fund) may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index to which the inflation-indexed securities are tied is taxable in the year the increase occurs, even though the fund or an underlying fund will not receive cash representing the increase at that time. As a result, the fund or certain underlying funds could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy their distribution requirements as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund or an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund or an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indexes that are calculated based on rates of inflation for prior periods. There can be no assurance that such indexes will accurately measure the actual rate of inflation in the prices of goods and services.

Investing in a fund of funds risk. By investing in the fund, you will indirectly bear the fees and expenses charged by the underlying funds in which the fund invests in addition to the fund’s direct fees and expenses. Your cost of investing in the fund, therefore, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. The underlying funds may change their investment objectives or policies without the fund’s approval. If that were to occur, the fund might be forced to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. Like any security that trades on an exchange, the price of an underlying closed-end fund or ETF is based on supply and demand, as well as the underlying value of the closed-end fund’s or ETF’s portfolio holdings. Closed-end funds and ETFs may not trade at their underlying net asset value.

Investing primarily in other funds presents special risks:

•	One underlying fund may buy the same securities that another underlying fund sells. You would indirectly bear the costs of these trades without accomplishing any investment purpose.

•

The underlying funds invest principally in the securities constituting their asset class (e.g., equity or fixed income). However, under normal market conditions an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending on Permal’s classification of an underlying fund as primarily investing in a particular asset class (e.g., equity or fixed income), the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its intended allocation for that asset class.

•

An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, the fund may be unable to achieve its investment objective.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Permal Alternative Core Fund	27

Leverage risk. An underlying fund may be exposed to leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be heightened. This is because leverage will generally magnify the effect of any increase or decrease in the value of the underlying fund’s underlying assets or create investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund or an underlying fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemption requests or for other cash needs, it may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Master limited partnership (MLP) investment risk. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. In addition, MLPs are generally considered interest-rate sensitive investments and during periods of interest rate volatility may not provide attractive returns. MLPs may be adversely affected by fluctuations in the prices of commodities and may be impacted by the levels of supply and demand for commodities. Much of the benefit the fund derives from its direct or indirect investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund or an underlying fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund’s or an underlying fund’s shares.

Model risk. Permal’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another technique or investment strategy. In addition, the investment models used by Permal to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Money market funds risk. The fund may invest in money market funds, which are registered open-end funds that generally seek to maintain a stable $1.00 per share price. The fund may, however, lose money if shares of money market funds in which it invests fall below $1.00 per share.

Mortgage- and asset-backed securities risk. The risks of investing in mortgage- and asset-backed securities ultimately depend upon the payment of the loans by the individual borrowers. In its capacity as purchaser of a mortgage- or asset-backed security, the fund or an underlying fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, the loans

28	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d underlying mortgage- and asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, will all affect the value of a mortgage- or asset-backed security held by the fund or an underlying fund, as will the exhaustion of any credit enhancement.

Non-diversification risk. To the extent an underlying fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Performance-based fee risk. Portfolio managers of hedge funds typically charge asset-based management fees and are also entitled to receive performance-based fees or allocations. Investments by the fund in these funds would be subject to these fees and allocations, which would reduce the investment returns of the fund, and are in addition to the fund’s management fee. The performance-based fees or allocations to portfolio managers of certain underlying funds may create an incentive for those portfolio managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of an underlying fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains.

Portfolio turnover risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund or an underlying fund’s performance.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund or an underlying fund holds a fixed income security subject to prepayment or call risk, the fund may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund or an underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund or an underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Real assets risk. Investments in real assets directly or through an underlying fund involve a high degree of risk, including significant financial, operating, and competitive risks, and expose the fund to adverse macroeconomic conditions, such as a rise in interest rates or an economic downturn in a country in which a real asset is located, elevating the risk of loss. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments. These risks may be increased for investments in real assets located outside the United States.

Regulatory risk. The fund is deemed a “commodity pool” and the fund’s manager is considered a “commodity pool operator” with respect to the fund under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase fund expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the fund are uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies. The fund and the manager are continuing to analyze the effect of these rule changes on the fund.

REITs risk. Investments in REITs expose the fund or underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s or the underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

Permal Alternative Core Fund	29

Reverse repurchase agreements risk. Reverse repurchase agreements involve leverage, which may exaggerate the increase or decrease of the value of a fund’s assets during the term of the agreement.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Royalty trust risk. The value of the equity securities of the royalty trusts in which the fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices and other factors. Distributions on royalty trusts in which the fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments (directly or through an underlying fund) in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund or an underlying fund may be unable to enforce its rights against the issuers.

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund and the underlying funds may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund and the underlying funds fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for Permal and the advisers of the underlying funds. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

30	Permal Alternative Core Fund

More on the fund’s investment strategies, investments and risks cont’d

Subsidiary risk. By investing in its subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. The investments held by the subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. The subsidiary is not registered under the 1940 Act and is not subject to all the requirements of the 1940 Act. The subsidiary is subject to the same investment restrictions and limitations as the fund and follows the fund’s compliance policies and procedures.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund or its subsidiary to operate as described in this Prospectus. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty inheritance tax, gift tax or withholding tax on the subsidiary. If Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, fund shareholders could suffer decreased investment returns.

To receive pass-through tax treatment as a regulated investment company under the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” The Internal Revenue Service (the “Service”) has issued to the fund a private letter ruling stating that the income is treated as earnings from a wholly-owned subsidiary is such “qualifying income.” In July 2011, the Service suspended the issuance of any further such rulings in order to re-examine the policy underlying them, and it is under some political pressure to change that policy, cease issuing any more such rulings, and even revoke the rulings it has previously issued. The tax treatment of income from commodity-related investments and the fund’s income from the subsidiary may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Service that could affect the character, timing, and/or amount of the fund’s taxable income or capital gains and distributions it makes. If the Service were to change that policy and revoke the fund’s ruling, such that the fund’s income from the subsidiary would no longer be considered “qualifying income,” the fund may be unable to qualify as a regulated investment company for one or more taxable years.

Tax risk. In order to qualify as a regulated investment company under the Code, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Income that does not meet these requirements, including income from certain commodity-linked investments, certain commodity-focused ETFs and ETNs and certain MLPs, must be limited to a maximum of 10% of a regulated investment company’s gross income. If the fund were to fail to qualify as a regulated investment company, the fund would be subject to U.S. federal income tax on its net income at regular corporate tax rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a regulated investment company and become subject to federal income tax, shareholders of the fund would be subject to diminished returns.

Tracking error risk. The fund may hold long or short positions through investments in underlying funds and other instruments, such as ETNs, whose investment objectives are to track (positively or negatively) the performance of a particular market or benchmark index. The performance of these instruments, however, may not match that of the indexes the instruments are designed to track, either on a daily or longer-term basis. Factors such as expenses, imperfect correlation between an instrument’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.

Underlying fund rebalancing risk. From time to time, an underlying fund may experience relatively large redemptions or subscriptions due to a rebalancing of the assets of the fund or other funds of funds. In such event, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. An underlying fund may make distributions in-kind, or partly in cash and partly in-kind, to its shareholders, including the fund. Securities that are distributed in-kind in connection with a redemption may be illiquid and the valuation of those securities will generally be determined according to procedures adopted by the underlying fund. The lack of a liquid secondary market may have an adverse impact on the value of such instruments and on the fund’s ability to dispose of the security.

Rebalancings may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancings could accelerate the realization of taxable capital gains in underlying funds subject to large redemptions if sales of securities result in capital gains.

Permal Alternative Core Fund	31

The impact of rebalancings is likely to be greater when the fund owns, redeems, or invests in a substantial portion of an underlying fund. The effects of rebalancings could adversely affect an underlying fund’s performance and, therefore, the fund’s performance.

The adviser of the underlying fund may take such actions as it deems appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying fund. Permal will seek to cooperate with the adviser of an underlying fund in its efforts to minimize any such adverse impact on the underlying fund. Such actions may cause delay in the rebalancing of the fund’s investments in the event of significant market or other events that may require more rapid action.

U.S. government securities risk. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. The fund will rely primarily on information provided by underlying unregistered funds in valuing its investments in such funds. Because these underlying funds generally provide net asset value information no more frequently than monthly, and may provide detailed information on their investment positions no more frequently than annually, the fund generally fair values its investments in these underlying funds. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund generally will only be able to compare its fair valuation determinations of its investments in unregistered underlying funds with their net asset values as of the end of each month, when these underlying funds generally provide net asset value information. Inaccurate valuations provided by unregistered underlying funds could adversely affect the value of the fund’s shares.

When-issued securities and delayed-delivery transactions risk. In entering into a when-issued or delayed-delivery transaction, a fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Zero coupon securities risk. Zero coupon securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

32	Permal Alternative Core Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion.

Permal Asset Management LLC (“Permal”) is an investment subadviser to the fund. Permal, with offices at 900 Third Avenue, New York, New York 10022, with approximately $15.3 billion in assets under management as of March 31, 2013, is a member of The Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $21.3 billion in assets under management as of March 31, 2013. Permal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds.

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is also an investment subadviser to the fund. LMGAA is responsible for implementing Permal’s portfolio investment decisions for the fund and provides certain compliance and portfolio execution services to the fund. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018. As of March 31, 2013, LMGAA’s total assets under management were approximately $9.3 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard., Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Portfolio managers

Christopher Zuehlsdorff is Deputy Chief Investment Officer and Portfolio Manager with Permal. Mr. Zuehlsdorff manages the Permal Hedge Strategies Fund, Permal Multi-Manager Funds (Lux) Natural Resources Fund, Legg Mason Permal Global Absolute Fund and Permal Alternative Core Fund. He joined The Permal Group as a Senior Financial Analyst in 2003, responsible for discovering and screening both potential and existing investment managers. Prior to that time, Mr. Zuehlsdorff was an IT consultant at Computer Sciences Corporation. Mr. Zuehlsdorff holds an M.B.A. in Finance and Accounting from Carnegie Mellon University (2003). He also holds a B.A. in Economics and Mathematics from Saint Olaf College (1998). He is a CFA® Charterholder.

Alexander Pillersdorf is a Portfolio Manager with Permal. Mr. Pillersdorf is a Portfolio Manager of Permal Fixed Income Holdings N.V., Permal Emerging Markets Holdings N.V., Permal Alternative Core Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin. Mr. Pillersdorf graduated with distinction from the Goizueta Business School at Emory University with a B.B.A in Finance and Accounting (2003) and holds an M.B.A. from The Wharton School of the University of Pennsylvania (2010).

The Permal Investment Committee is also involved in advising with respect to the top-down allocation of investments of the fund. Its members are listed below:

Isaac Souede, Director Permal Group Ltd., Chairman, Chief Executive Officer and Chief Investment Strategist, Permal Asset Management LLC

Permal Alternative Core Fund	33

Mr. Souede has served as Director of Permal Group Inc. since September 1987 and he is also Chairman, Chief Executive Officer and Chief Investment Strategist. In April 2003, Mr. Souede became the Chairman, Chief Executive Officer and Director of Permal and in July 2005 he became a Director of Permal Group Ltd. Mr. Souede serves as a director of various Steinhardt Funds as well as other funds within the Permal Family of Funds. Mr. Souede holds an M.B.A. from the University of Michigan and is a Certified Public Accountant in the State of New York.

James R. Hodge, President and Chairman of the Investment Committee, Permal Asset Management LLC

Mr. Hodge joined The Permal Group in 1987. Mr. Hodge is Chairman of the Investment Committee, responsible for asset allocation as well as performance monitoring and research and analysis of fund managers. In addition he is director, alternate director or on the advisory board of a number of independent offshore investment funds. Prior to joining The Permal Group, Mr. Hodge held a number of positions culminating in Director of Cost Accounting during four years of employment with the NYSE. He was also the Controller of Biolectron, Inc., a privately held medical products company, for four years. Mr. Hodge has an M.B.A. from Harvard Business School, a B.S. with highest distinction from Indiana University and is a Certified Public Accountant in the State of New Jersey.

Robert Kaplan, Chief Investment Officer, Executive Vice President, Permal Asset Management LLC

Mr. Kaplan joined The Permal Group in 1996 focusing on the discovery and identification of independent investment managers including the analysis of their styles and strategies. Mr. Kaplan later became involved in and is currently responsible for ongoing asset allocation, performance monitoring and research. Prior to joining The Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in its financial services division. Mr. Kaplan has an M.B.A. with honors from Columbia University in New York and a B.S. in accounting from the State University of New York at Albany. Mr. Kaplan was a Certified Public Accountant in the State of New York.

Christopher Fawcett, Executive Vice President, Jubilee Advisers LLP

Christopher Fawcett is Executive Vice President for Jubilee Advisers LLP (a member of The Permal Group). He was the co-founder of Fauchier Partners in 1994. Previously, he worked at Euris SA, a French investment holding company with substantial investments in private equity and hedge funds. He gained experience in the securities industry with Morgan Grenfell, Industrial Technology Securities, a venture capital company of which he was co-founder, and at the Duménil Group. He is a Trustee of the Hedge Fund Standards Board Limited (HFSB), a former Chairman of the Council of the Alternative Investment Management Association (AIMA) and a former Director of the CFA Society of the UK. Mr. Fawcett has an M.A. in Law from Oxford University, an M.B.A. with distinction from INSEAD, and is a qualified Chartered Accountant.

Clark Fenton, Chief Investment Officer, Jubilee Advisers LLP

Clark Fenton is Chief Investment Officer for Jubilee Advisers LLP, and is responsible for Jubilee asset allocation, performance monitoring and research. Mr. Fenton joined Fauchier Partners in 2003. Previously, he was a Vice President at Morgan Stanley in New York. He worked on the Equity Arbitrage desk within Equity Derivatives, trading special situations with hedge fund clients. Prior to that, he managed the firm’s hedge fund lending risk within the Prime Brokerage division. Mr. Fenton began his career trading fixed income securities for Montgomery Securities in San Francisco. He has a B.A. from Georgetown University’s School of Foreign Service and an M.B.A. from the University of Michigan.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.65% of its average daily net assets.

For the fiscal year ended December 31, 2012, the fund paid LMPFA an effective management fee of 0.37% of the fund’s average daily net assets for management services.

34	Permal Alternative Core Fund

More on fund management cont’d

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended December 31, 2012.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, ETNs and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses), so that total annual operating expenses are not expected to exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 2.00% for Class R shares, 1.50% for Class I shares and 1.50% for Class IS shares, each subject to recapture as described below. Acquired fund fees and expenses are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each underlying fund) of the class of shares of each underlying fund held by the fund, weighted in proportion to the fund’s investment allocation among the underlying funds. Acquired fund fees and expenses are subject to these arrangements. These arrangements are expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Permal Alternative Core Fund	35

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

36	Permal Alternative Core Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

•   No initial or contingent deferred sales charge

•   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of funds sold by the distributor

Permal Alternative Core Fund	37

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class IS	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

38	Permal Alternative Core Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not

Permal Alternative Core Fund	39

acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at
1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

40	Permal Alternative Core Fund

Sales charges cont’d

Class FI and Class R shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them and up to 0.50% of the average daily net assets represented by Class R shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

Permal Alternative Core Fund	41

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

42	Permal Alternative Core Fund

Retirement and Institutional Investors —
eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R, Class I and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors—eligible investors—Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Permal Alternative Core Fund	43

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

44	Permal Alternative Core Fund

Retirement and Institutional Investors —
eligible investors cont’d

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Permal Alternative Core Fund	45

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

46	Permal Alternative Core Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Permal Alternative Core Fund	47

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

48	Permal Alternative Core Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you shares of underlying funds. The shares that you receive will be valued at the net asset value per share of the class of the underlying fund held by the fund on the day of the redemption. If you later decide to redeem the underlying fund shares, those shares will be redeemed at the next-determined net asset value per share of the class of the underlying fund that you hold, which may be more or less than the value on the date of your redemption from the fund. You may pay transaction costs to dispose of the fund shares.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Permal Alternative Core Fund	49

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

50	Permal Alternative Core Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Permal Alternative Core Fund	51

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

52	Permal Alternative Core Fund

Other things to know about transactions cont’d

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The

Permal Alternative Core Fund	53

fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

54	Permal Alternative Core Fund

Dividends, other distributions and taxes

Dividends and distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as QPTPs (“the 25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, asset management-related partnerships. An investment in a royalty trust will be subject to the 25% Limitation if the royalty trust is treated for tax purposes as a QPTP.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

Permal Alternative Core Fund	55

The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. The cash distributed to the fund from the MLPs may exceed the MLPs’ taxable income in some years. As the fund’s minimum distribution requirements are based upon taxable income, the fund may not distribute to shareholders all or any of the cash received from MLP investments. To the extent that distributions exceed the fund’s earnings and profits, the excess will be tax-free for federal income tax purposes to the extent of your tax basis in your shares, which basis will be reduced; that reduction will increase the amount of gain (or decrease the amount of loss) you will recognize on a subsequent redemption of your shares. If you have no remaining tax basis to offset, you must report the excess as capital gain, long-term capital gain if you have held the shares for more than one year.

Beginning in 2013, a Medicare contribution tax will be imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

If the fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

56	Permal Alternative Core Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Investments in underlying funds (except for ETFs) are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day. The prospectuses for the underlying funds or, in the case of underlying funds that are hedge funds, the offering documents, describe how an underlying fund values its securities, the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing.

The following generally describes how the fund and the underlying funds in the Legg Mason funds complex value their securities:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•	For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined

Permal Alternative Core Fund	57

by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

58	Permal Alternative Core Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the periods shown. No financial highlights are presented for Class R shares because no Class R shares were outstanding for the periods shown. The returns for Class R shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012	2011	2010	2009[2]
Net asset value, beginning of year	$13.72	$14.69	$13.66	$11.40
Income (loss) from operations:
Net investment income[3]	0.26	0.30	0.24	0.28
Net realized and unrealized gain (loss)	1.30	(0.97)	1.15	2.24
Total income (loss) from operations	1.56	(0.67)	1.39	2.52
Less distributions from:
Net investment income	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.49)	(0.30)	(0.36)	(0.26)
Net asset value, end of year	$14.79	$13.72	$14.69	$13.66
Total return[4]	11.41%	(4.58)%	10.19%	21.76%[5]
Net assets, end of year (000s)	$17,164	$20,408	$16,492	$17,548
Ratios to average net assets:
Gross expenses[6]	1.33%	1.26%	1.61%	7.61%[7]
Net expenses[6,8,9]	1.02	1.05	1.13	1.16 [7]
Net investment income	1.80	2.06	1.71	2.89 [7]
Portfolio turnover rate	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.08%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the underlying funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

Permal Alternative Core Fund	59

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012	2011	2010	2009[2]
Net asset value, beginning of year	$13.75	$14.71	$13.68	$11.40
Income (loss) from operations:
Net investment income[3]	0.17	0.21	0.18	0.28
Net realized and unrealized gain (loss)	1.27	(0.98)	1.10	2.15
Total income (loss) from operations	1.44	(0.77)	1.28	2.43
Less distributions from:
Net investment income	(0.31)	(0.19)	(0.23)	(0.09)
Net realized gains	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.36)	(0.19)	(0.25)	(0.15)
Net asset value, end of year	$14.83	$13.75	$14.71	$13.68
Total return[4]	10.63%	(5.28)%	9.36%	21.03%[5]
Net assets, end of year (000s)	$40,887	$45,602	$31,874	$8,452
Ratios to average net assets:
Gross expenses[6]	2.05%	2.02%	2.27%	5.49%[7]
Net expenses[6,8,9]	1.77	1.80	1.88	1.91 [7]
Net investment income	1.14	1.47	1.33	2.91 [7]
Portfolio turnover rate	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.35%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the underlying funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

60	Permal Alternative Core Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2012	2011	2010	2009[2]
Net asset value, beginning of year	$13.71	$14.68	$13.65	$11.40
Income (loss) from operations:
Net investment income[3]	0.28	0.27	0.23	0.23
Net realized and unrealized gain (loss)	1.28	(0.94)	1.16	2.28
Total income (loss) from operations	1.56	(0.67)	1.39	2.51
Less distributions from:
Net investment income	(0.44)	(0.30)	(0.34)	(0.20)
Net realized gains	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.49)	(0.30)	(0.36)	(0.26)
Net asset value, end of year	$14.78	$13.71	$14.68	$13.65
Total return[4]	11.39%	(4.58)%	10.20%	21.67%[5]
Net assets, end of year (000s)	$96	$90	$134	$122
Ratios to average net assets:
Gross expenses[6]	1.39%	1.41%	1.73%	10.04%[7]
Net expenses[6,8,9]	1.02	1.06	1.13	1.15 [7]
Net investment income	1.90	1.86	1.67	2.39 [7]
Portfolio turnover rate	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 21.99%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the underlying funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

Permal Alternative Core Fund	61

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009[2]
Net asset value, beginning of year	$13.70	$14.67	$13.64	$11.40
Income (loss) from operations:
Net investment income[3]	0.30	0.34	0.33	0.36
Net realized and unrealized gain (loss)	1.30	(0.98)	1.10	2.17
Total income (loss) from operations	1.60	(0.64)	1.43	2.53
Less distributions from:
Net investment income	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.53)	(0.33)	(0.40)	(0.29)
Net asset value, end of year	$14.77	$13.70	$14.67	$13.64
Total return[4]	11.72%	(4.35)%	10.48%	21.89%[5]
Net assets, end of year (000s)	$39,583	$51,732	$44,012	$8,608
Ratios to average net assets:
Gross expenses[6]	1.04%	0.97%	1.19%	6.16%[7]
Net expenses[6,8,9]	0.77	0.80	0.88	0.91 [7]
Net investment income	2.02	2.30	2.36	3.75 [7]
Portfolio turnover rate	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the underlying funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

62	Permal Alternative Core Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009[2]
Net asset value, beginning of year	$13.70	$14.67	$13.64	$11.40
Income (loss) from operations:
Net investment income[3]	0.31	0.31	0.27	0.25
Net realized and unrealized gain (loss)	1.29	(0.95)	1.16	2.28
Total income (loss) from operations	1.60	(0.64)	1.43	2.53
Less distributions from:
Net investment income	(0.48)	(0.33)	(0.38)	(0.23)
Net realized gains	(0.05)	—	(0.02)	(0.06)
Total distributions	(0.53)	(0.33)	(0.40)	(0.29)
Net asset value, end of year	$14.77	$13.70	$14.67	$13.64
Total return[4]	11.74%	(4.35)%	10.48%	21.88%[5]
Net assets, end of year (000s)	$93	$83	$135	$122
Ratios to average net assets:
Gross expenses[6]	1.13%	1.16%	1.48%	9.79%[7]
Net expenses[6,8,9]	0.77	0.81	0.88	0.90 [7]
Net investment income	2.15	2.08	1.92	2.63 [7]
Portfolio turnover rate	72%	99%	112%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Information is provided for the period April 9, 2009, when the fund began investment operations, to December 31, 2009, except for the fund’s total return, which is provided for the period April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The per share impact of operations from April 9, 2009 to April 13, 2009 was $0.03 of unrealized gains, which is reflected in the net realized and unrealized gain amount.

[3]	Net investment income per share includes short-term capital gain distributions from underlying funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return is provided for the period from April 13, 2009, when the fund began offering its shares to the public, to December 31, 2009. The total return for the period April 9, 2009, when the fund began investment operations, to December 31, 2009 is 22.21%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The expense limitation takes into account the underlying funds expense ratios.

[9]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Permal

Alternative Core Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn.: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

FDXX011767ST 07/13

July 31, 2013

LEGG MASON PARTNERS EQUITY TRUST

PERMAL ALTERNATIVE CORE FUND

Class A (LPTAX), Class C (LPTCX), Class FI (LPTFX),

Class R, Class I (LPTIX) and Class IS (LPTSX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Permal Alternative Core Fund (the “fund”), dated July 31, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust. Prior to January 1, 2013, the fund was named Legg Mason Permal Tactical Allocation Fund. Prior to July 31, 2013, the fund followed a different investment objective and investment strategies under the name Permal Tactical Allocation Fund.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling the Trust at the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks total return.

The fund is a “fund of funds,” which is a term used to describe a mutual fund that pursues its investment objective by investing primarily in other investment companies (underlying funds).

In seeking to meet its investment objective, the fund allocates assets in accordance with decisions made by Permal Asset Management LLC, one of the fund’s subadvisers (“Permal” or the “subadviser”). The fund will seek to achieve its objective by allocating assets and primarily investing in mutual funds, closed-end funds, exchange-traded funds (ETFs) and indexed or other performance-related instruments, including exchange-traded notes (ETNs), as identified by Permal. The fund may invest in affiliated and unaffiliated open-end funds and unaffiliated closed-end funds. Some of the underlying funds may not be registered as investment companies under the 1940 Act and/or may not register their securities under the Securities Act of 1933, as amended (the “1933 Act”), and are commonly known as “hedge funds.” The fund may change the underlying funds—whether affiliated or unaffiliated—from time to time without notice to shareholders.

The fund may invest in underlying funds that employ any investment strategy or technique and may invest in any region or country. The fund also may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies. The composition of the fund’s investment portfolio will vary over time based on Permal’s overall asset allocation decisions and top-down and bottom-up implementation. The fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure through passive and actively managed vehicles.

The fund typically will invest, directly or through underlying funds and ETNs, approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies
•	0% to 50% of its total assets in equity-related investments
•	0% to 50% of its total assets in fixed income-related investments
•	0% to 40% in cash and cash equivalents

The fund may invest in hedge fund strategies directly and through underlying funds, including both hedge funds and registered investment companies that employ hedge fund strategies. Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event-driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Permal seeks to allocate fund assets among underlying funds that, in its view, represent attractive investment opportunities that will assist the fund in achieving its investment objective. However, Permal will consider periodically rebalancing the fund’s portfolio to maintain what it considers to be an appropriate mix of asset classes, given its prevailing market views. There is no guarantee that any given underlying fund will accept additional investments from the fund at the time the fund wishes to make such an additional investment or at any time thereafter. Furthermore, any underlying fund may return the fund’s investment in whole or in part without the fund’s consent (as a result of the underlying fund’s liquidation or other compulsory redemption).

Permal anticipates that the number and identity of underlying funds and other investments will vary over time as a result of allocations and reallocations among new and existing underlying funds and the performance of each underlying fund as compared to the performance of other fund assets. In addition, to avoid potential adverse regulatory consequences, the fund may need to hold its interest in an underlying fund in non-voting form or limit its voting rights to a certain percentage. The fund generally does not intend to own 5% or more of the voting securities of any underlying unaffiliated fund. Such a limitation on voting rights is intended to prevent an underlying unaffiliated fund from becoming an “affiliated person” of the fund for purposes of the 1940 Act. If the fund becomes an affiliated person of an underlying fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the fund to transact with the underlying fund or its affiliates.

The fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (MLPs), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd., a Cayman Islands exempted company. The subsidiary may invest without limit in these investments. The subsidiary has the same investment manager and subadvisers as the fund. The fund may invest up to 25% of its assets in the subsidiary.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the underlying funds and the fund, which all involve risks of varying degrees.

Because the fund invests primarily in the underlying funds, rather than directly in securities or other instruments, the strategies and risks below are described by reference to the underlying funds. However, each of the strategies and risks described below may not apply to all of the underlying funds. To the extent that the fund invests directly in securities and other instruments, the strategies and risks described below are also directly applicable to the fund. In addition, certain of the regulatory requirements described in this SAI relating to, among other things, use of derivatives will apply only to the fund and those underlying funds that are registered investment companies under the 1940 Act and qualify for treatment as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). The underlying funds that are neither registered nor regulated investment companies will not be subject to these requirements.

Equity Securities

General. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

Common Stocks. Certain underlying funds may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Certain underlying funds may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Securities. Certain underlying funds may invest all or a portion of their assets in securities of non-U.S. issuers. Foreign investments include non-U.S. dollar-denominated securities traded outside the United States and U.S. dollar-denominated securities traded in the United States (such as American Depositary Receipts (“ADRs”)).

The returns of the underlying fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Many of the foreign securities held by an underlying fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund, through its investment in certain of the underlying funds or directly, may invest in securities of foreign governments (or agencies or subdivisions thereof), and, many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the underlying funds may invest in securities denominated in currencies other than the U.S. dollar and since the underlying funds may hold foreign currencies, the underlying funds may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of an underlying fund’s shares, and also may affect the value of dividends and interest earned by an underlying fund and gains and losses realized by an underlying fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Certain underlying funds may invest in the securities of foreign and domestic issuers in the form of ADRs and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The underlying funds may also invest in GDRs, EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

For purposes of the underlying funds’ investment policies, depositary receipts generally are deemed to have the same classifications as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and, if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe-Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Equity Linked Notes. Equity linked notes, or ELNs, are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where an underlying fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

Warrants. A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Model Risk. The proprietary models that may be used by certain underlying funds’ advisers to evaluate securities or securities markets are based on the adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Style Risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, with the expectation that the fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

The market values of growth stocks may be more volatile than other types of investments and may lack dividends that can cushion share prices during market declines. The returns on growth securities may or may not move in tandem with the returns of other styles of investing or the overall stock markets.

Capitalization Risk. Returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and medium capitalization companies. Returns on investments in medium capitalization companies could trail the returns on investments in stocks of larger or smaller companies. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small to medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa. Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large, medium or small capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than those of large, medium and small capitalization companies. Such stocks may be more thinly traded and thus difficult for an underlying fund to buy and sell in the market.

Fixed Income Securities

General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the underlying funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, a fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Sovereign Government and Supranational Debt. Certain underlying funds may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Investment-Grade Securities. Certain underlying funds may invest in high-quality, high-grade or investment-grade securities. High-quality securities are those rated in the two highest categories by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa or Aa) or Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA or AA), or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the underlying fund’s adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

High Yield Securities. Certain of the underlying funds may invest in securities rated below investment grade; that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are variations in value. The ratings of S&P and Moody’s represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments. Most underlying funds may invest, for temporary defensive purposes, when opportunities for capital growth do not appear attractive or for other purposes in short-term corporate and government money market instruments. Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s and the underlying funds’ investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal

Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, Western Asset Management Company (“Western Asset”) and advisers of the underlying funds, as applicable, will carefully evaluate such investments on a case-by-case basis.

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the United States, an underlying fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States.

Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as an underlying fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The underlying funds may buy mortgage-related securities without insurance or guarantees if the adviser determines that the securities are an appropriate investment for the underlying fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by an underlying fund, such fund could experience delays in liquidating both its position and losses. An underlying fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. An underlying fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, an underlying fund’s adviser may, consistent with the underlying fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, an underlying fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Foreign Government Securities. Among the foreign government securities in which certain underlying funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Brady Bonds. Certain underlying funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter (“OTC”) secondary market. The Brady Bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. There can be no assurance that Brady Bonds in which the underlying funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the funds to suffer a loss of interest or principal on their holdings of Brady Bonds.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly-owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. An U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly-available information about a U.S. branch of a foreign bank than about a U.S. bank.

Bank Loans. Certain underlying funds may invest in bank loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the underlying funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and an underlying fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the underlying funds purchase assignments from lenders, the underlying funds will acquire direct rights against the borrower on the loan. The underlying funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on an underlying fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Exchange-Traded Notes (ETNs). Certain underlying funds may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When an underlying fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (the “IRS”) and Congress have in the past considered proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its net asset value (“NAV”).

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Real Estate Investment Trusts (REITs). Certain underlying funds may invest in pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, called REITs. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, a fund is subject to a duplicate level of fees if the fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Illiquidity of Investments in Underlying Funds. The fund may invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act. Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the underlying fund. The fund may be unable to liquidate its investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the fund may receive securities that are illiquid or difficult to value. In such a case, Permal would seek to cause the fund to dispose of these securities in a manner that is in the fund’s best interests. The fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of Permal to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains. The value of the fund’s interest in these unregistered funds will be affected by these fees; the fund’s expense ratio will reflect an allocable portion of these fees and the fund’s expense limitation excludes such performance-based fees.

Master Limited Partnerships (MLPs). The fund may invest, both directly and through the underlying funds, in MLPs, which are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, infrastructure related services, transportation (including pipelines transporting gas, oil, or products thereof), storage or the marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments and during periods of interest rate volatility may not provide attractive returns.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of up to 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or

“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities.

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as QPTPs (the “25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, asset management-related partnerships.

The cash distributed to the fund from the MLPs is anticipated to exceed the MLPs’ taxable income in some years. As the fund’s minimum distribution requirements are based upon taxable income, the fund may not distribute to shareholders all or any of the cash received from MLP investments. To the extent that distributions exceed the fund’s earnings and profits, the excess will be tax-free for federal income tax purposes to the extent of your tax basis in your shares, which basis will be reduced; that reduction will increase the amount of gain (or decrease the amount of loss) you will recognize on a subsequent redemption of your shares. If you have no remaining tax basis to offset, you must report the excess as capital gain, long-term capital gain if you have held the shares for more than one year.

Reinsurance Companies with Hedge Fund Strategies. The fund may invest in reinsurance companies that combine reinsurance underwriting with hedge fund strategies. Such companies engage hedge fund managers to invest their surplus capital in order to obtain higher returns than may be obtained from a portfolio of fixed income investments. The fund may invest in both publicly traded and privately offered reinsurance companies. These issuers will be considered to be alternative investments and subject to the limit of 10% in any one issuer. Investments in these issuers are subject to the risks of investments in insurance companies generally, such as the risk of significant fluctuations in value due to changes in interest rates, catastrophic events causing insurance losses, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law, among other factors, as well as the risks of investments in hedge funds, which involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies.

Royalty Trusts. The fund and certain underlying funds may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that control an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty trusts typically have no physical operations and no management or employees. Royalty trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty trust to finance internal growth through exploration is limited. Royalty trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events may require sale of such securities by an underlying fund, but the adviser of an underlying fund may consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, an underlying fund may attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Derivative Transactions

General. The fund and certain underlying funds may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to enhance income or yield, to hedge investments, as a substitute for buying or selling securities or to enhance returns, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s and an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the fund’s and the underlying funds’ advisers expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the fund’s and the underlying funds’ advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The fund’s and the underlying funds’ advisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The fund and the underlying funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of Financial Instruments, may make them more costly, and may limit or restrict their use by the fund and underlying funds.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. In a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund or an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1)	Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2)	When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly.

A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract.

Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)	If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4)	A fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5)	A fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

(6)	Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

The use of Financial Instruments involves certain investment risks and transaction costs to which a fund might not otherwise be subject. These risks include: dependence on the adviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order for the underlying fund to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Code.

The fund and certain underlying funds may enter into stock index, interest rate and currency futures contracts (or options thereon), swaps, caps, collars and floors. The fund and certain underlying funds may also purchase and sell call and put options, futures and options contracts.

The fund and certain underlying funds may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

Options on Securities. The fund and certain underlying funds may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a fund may receive may be adversely affected as new or existing institutions engage in or increase their option-writing activities.

Options written by a fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

A fund may write (a) in-the-money call options when its adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

The fund and certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the OTC market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The fund and the underlying funds expect to write options only on national securities exchanges or in the OTC market. The fund and the underlying funds may purchase put options issued by the OCC or in the OTC market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund or an underlying fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or Permal and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

A call option written by the fund or an underlying fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets.

In the case of options written by the fund or an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which the fund or an underlying fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing the appropriate additional amount of those securities.

Although Permal will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund’s use of options will succeed.

Stock Index Options. The fund and certain underlying funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Currency Transactions. The fund and certain underlying funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when a fund’s adviser anticipates recommending a purchase or sale of a security, it may cause the fund to enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when a fund’s adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency that the fund’s adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When a fund’s adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). If the fund is a registered investment company, the fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or assets are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options. The fund and certain underlying funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

A fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which the fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts. The purpose of entering into a futures contract is to protect a fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

The fund and certain underlying funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation, but the fund and some underlying funds may enter into futures contracts for non-hedging purposes, i.e., to increase total return. The ability of the fund and the underlying funds to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the fund being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund and the underlying funds normally enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the fund or an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency or market values, as the case may be.

Commodity Exchange Act Regulation. The fund is deemed a “commodity pool” and the fund’s manager is considered a “commodity pool operator” with respect to the fund under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase fund expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the fund are uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures) or options on commodity futures or swaps transactions by investment companies. The fund and the manager are continuing to analyze the effect of these rule changes on the fund.

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Since the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Commodity-Linked Derivative Instruments. Investments by the fund or an underlying fund in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements; changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes or tariffs; and international economic, political and regulatory developments. The means by which the fund or an underlying fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Code.

Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a fund’s trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements. Among the hedging transactions into which the fund and certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

The fund and certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the fund’s adviser may believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund’s borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with its custodian. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which a fund enters into interest rate swaps, caps and floors will be monitored by the fund’s adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid assets equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps. The fund and certain underlying funds may from time to time sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the funds. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Investment Practices

In attempting to achieve its investment objectives, the fund and/or an underlying fund may employ, among others, the following investment strategies.

Borrowing. Certain underlying funds may borrow in certain circumstances. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the NAV of the fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the adviser’s strategy and the fund’s ability to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Repurchase Agreements. The fund and certain underlying funds may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. With respect to the fund’s repurchase agreements, Western Asset, acting under the supervision of the fund’s Board of Trustees (the “Board”), reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. Certain underlying funds may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a fund’s assets. If applicable, a fund’s custodian bank will maintain a separate account for the fund with cash or liquid assets having a value equal to or greater than such commitment of the fund.

Western Asset also reviews on an ongoing basis the value of the collateral and creditworthiness of the counterparties with which certain underlying funds enter into reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer, or its trustee or receiver, may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

When-Issued Securities and Delayed-Delivery Transactions. To secure an advantageous price or yield, the fund, through its investment in certain of the underlying funds or directly, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by the fund or an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, the fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100%

cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by Permal to be of good standing and will not be made unless, in the judgment of Permal, the consideration to be earned from such loans would justify the risk.

Certain underlying funds may lend their portfolio securities subject to regulatory requirements.

Short Sales. The fund, through its investment in certain underlying funds or directly, may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market price of that security. On occasions where Permal believes there is no suitable underlying fund through which the fund may gain a short exposure to a particular asset class or market segment, it may cause the fund to engage in a short sale of an ETF that invests in the subject asset class or market segment. To effect a short sale, the fund or an underlying fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When the fund or an underlying fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund or an underlying fund that is a registered investment company closes its short position or replaces the borrowed security, the fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-market) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There can be no assurance that the fund or an underlying fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price.

When the fund or an underlying fund that is registered under the 1940 Act sells short, it must segregate liquid assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid assets segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. If the fund uses portfolio securities that are subject to gains or losses as collateral for short sales, leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

A fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

As a hedging technique, a fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

Short Sales Against the Box. The fund, through its investment in certain of the underlying funds, may be exposed to short sales “against the box.” An underlying fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. The fund, through its investment in certain underlying funds and directly, may invest in securities (including shares of underlying funds) the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing an underlying fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the 1933 Act (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund or an underlying fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund or an underlying fund may be forced to sell such securities at less than fair market value or may not be able to sell them when Permal or an underlying fund’s adviser believes it desirable to do so. Investments by the fund or an underlying fund in illiquid securities are subject to the risk that should the fund or the underlying fund desire to sell any of these securities when a ready buyer is not available at a price that Permal or the fund’s adviser deems representative of its value, the value of the fund’s or the underlying fund’s net assets could be adversely affected. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund or an underlying fund that is a registered open-end investment company under the 1940 Act if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Leveraging. The fund, through its investment in certain underlying funds, may be exposed to leverage (i.e., the purchase of securities with borrowed money). A fund registered under the 1940 Act is required to maintain an asset coverage of 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). If, as a result of market fluctuations or for any other reason, a fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level. Certain of the underlying funds in which the fund may invest are not registered under the 1940 Act and thus are not subject to the 1940 Act’s restrictions on the use of leverage.

Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the NAV of a fund’s shares and in a fund’s yield. Although the principal or stated value of such borrowings will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Mortgage Dollar Rolls. Certain underlying funds may enter into mortgage dollar rolls. A fund may enter into dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. The fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. A fund registered under the 1940 Act is required to maintain a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The underlying funds generally execute mortgage dollar rolls in the to-be-announced (“TBA”) market, where a fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities a fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases the fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in other instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund’s NAV per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s NAV per share to decrease faster than would otherwise be the case.

Investment in Other Funds. The investments of the fund are concentrated in underlying funds so the fund’s performance is directly related to the investment performance of the underlying funds held by it. The ability of the fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by Permal. There can be no assurance that the investment objective of the fund or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the underlying fund’s adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The fund will invest only in classes of shares of the underlying open-end funds (except for ETFs) that are offered only to institutional and other eligible investors, such as the fund, at NAV and, accordingly, will not pay any sales loads or service or distribution (12b-1) fees in connection with their investments in shares of the underlying open-end funds. The fund, however, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds that are applicable to institutional class shareholders, including advisory fees. The investment returns of the fund, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

When the fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the fund does not want to invest in such securities, it will liquidate such securities as soon as practicable. The liquidation of securities may cause the fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when the fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

The fund will invest in securities of other investment companies to the extent permitted under the 1940 Act, or pursuant to an order of the SEC. Generally, under the 1940 Act, the fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the fund’s total assets and (c) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets (the “3/5/10 Limits”). However, a registered fund may invest in another registered fund that is in the same group of investment companies (as defined in the 1940 Act) in excess of the 3/5/10 Limits subject to certain other conditions. The fund may also invest in registered funds that are not part of the same group of investment companies in excess of the 3/5/10 Limits subject to certain other conditions, including the implementation of echo voting procedures with respect to the exercise of voting rights in the securities of the acquired fund. Finally, the fund may invest in ETFs in excess of the 3/5/10 Limits if the fund enters into a “participation agreement” with the ETF and meets certain other conditions set forth in the exemptive order received by the ETF from the SEC. The exemptive order would permit the fund to, in the aggregate, acquire up to 25% of the ETF’s outstanding voting securities.

Business Development Companies. Consistent with its investment objectives and policies and subject to the limitations of the 1940 Act, the fund may invest in business development companies (“BDCs”). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small- and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity-level taxation, often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the fund invests to liquidate its portfolio quickly, it may realize a loss on its investment. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective, and the ability of the BDC’s management to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. Like an investment in other investment companies, the fund will indirectly bear its proportionate share of any management fees and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Investments in Hedge Fund Strategies. The fund may, directly or through the underlying funds, employ a broad variety of hedge fund strategies, including but not limited to those set forth below. References to “underlying funds” should be read to include the fund when it is employing these strategies directly.

Global fixed income strategies. Such strategies may include fundamental long-short credit, capital structure arbitrage, high yield debt and non-U.S. debt.

Fundamental long-short credit: This strategy involves performing intensive bottom up credit research on an issuer’s industry and company-specific fundamental drivers, its financial condition, sources of liquidity and additional funding, access to capital markets, potential ratings changes by credit agencies, covenant protection with respect to corporate debt securities, asset coverage, seniority in the capital structure, interest coverage and maturity of debt, among other fundamental factors that are important to assess an issuer’s creditworthiness. Based on this analysis, assessment of supply and demand and technical factors of corporate debt securities traded in the market, underlying funds may decide to take a directional position, either long or short, in a company’s debt securities. These funds typically identify specific catalysts in order to exploit these situations (e.g., exchange offers, workouts, financial reorganizations or other special credit event-related situations). Typically, these funds run net long-biased books, but can hedge the interest rate or credit risk exposure embedded in the portfolios when deemed appropriate.

Capital structure arbitrage: The portfolio managers of these underlying funds perform the same intensive bottom up credit research on an issuer described above under “Fundamental long-short credit.” Based on this analysis, the portfolio managers look for inefficiencies in the relative pricing of securities within the same capital structure and may take a long position in a debt security, typically senior in the capital structure (e.g., bank debt or senior bond) and a parallel short position in another security, typically a subordinated bond, convertible bond, preferred stock or common stock.

High yield debt: The high yield debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. The portfolio managers of high yield debt underlying funds will generally consider, among other factors, the price of the security, the prospects of the company, the company’s history, management and current conditions when making investment decisions.

High yield debt portfolio managers may deal in and with restricted or marketable securities and a significant portion of a high yield debt fund’s portfolio may be invested in restricted securities that may not be registered under the 1933 Act and for which a market may not be readily available (i.e., not freely traded). Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

Non-U.S. debt: Non-U.S. debt investing involves purchasing debt securities, including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. governments; or debt securities guaranteed by non-U.S. governments or any agencies thereof. The strategy will generally consist of underlying funds investing in non-U.S. fixed income portfolios and/or emerging markets debt securities. Given the markets in which they invest, a significant portion of the portfolio of non-U.S. debt underlying funds may be invested in restricted securities that may not be registered and for which a market may not be readily available, and, therefore, a significant portion of the underlying fund may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry, among other things, significant geopolitical risks, legal risks, currency risks (e.g., significant devaluations) and liquidity risks (e.g., lack of developed trading markets).

Given liquidity issues, currency risk, credit risk, interest rate risk and geopolitical risks, non-U.S. debt underlying funds may experience significantly more volatility and risk than traditional fixed income funds. To mitigate some of this risk, non-U.S. debt underlying funds may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the non-U.S. debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular non-U.S. debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the underlying fund will not have the negative effect of lowering overall returns, or creating losses, in the underlying fund.

Corporate event-driven strategies. Event-driven strategies can include risk arbitrage, special situations, activist, distressed/stressed debt and equity securities and private placements. Underlying funds employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.

Risk arbitrage. Risk arbitrage, sometimes called merger arbitrage, involves investment in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally, the security of an acquisition target appreciates while the acquiring company’s securities decrease in value. Returns may be obtained through use of this strategy by purchasing securities of the acquired company and in some instances selling short securities of the acquiring company. Certain underlying funds may use equity options as an alternative to the outright purchase or sale of common stock. Most merger arbitrage underlying funds seek to hedge against market risk by utilizing derivative strategies, such as purchasing put options or put option spreads.

Special situations. Involves investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond rating changes from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.

Activist strategies. Rely on the ability to use a significant economic stake in the instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings (e.g., seeking management changes, selling business units, securing special dividends and influencing financial restructurings). Underlying funds using activist strategies may attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies that are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions.

Distressed/Stressed debt and equity securities. This strategy focuses on investing in debt or equity securities of companies that are either experiencing financial distress or whose credit quality is poor but expected to improve. Other distressed/stressed security situations include companies that are either experiencing a liquidity crisis, defaulting on their debt obligations or filing for Chapter 11 bankruptcy protection. Investments using this strategy are typically made in anticipation of a strengthening of the company’s credit, a corporate event (e.g., a recapitalization, reorganization, liquidation or repayment) or refinancing, and may be made in securities such as bank debt, bonds or trade or vendor claims, as well as other contractual and legal obligations, such as defaulted swap claims or judgments. Certain underlying funds may also invest in post-bankruptcy equity, typically received as part of a restructuring of defaulted debt into common stock. Additionally, portfolio managers of such underlying funds may often choose to participate by taking an active role in a company’s creditor and/or equity holder committees. By investing in the above-mentioned distressed or stressed securities, these funds seek to obtain profits based upon the perceived material difference between the market value and intrinsic value of these securities, which is calculated based upon an analysis of the relevant assets and liabilities along with a company’s future projected cash flows.

Private placements. An underlying fund may invest in privately placed securities, such as structured discount convertible securities. Normally, such securities are privately offered to an underlying fund by a company in need of timely financing. Portfolio managers generally will hedge with purchases of registered common stock until the registration becomes effective and then liquidate the position gradually.

Long-equity strategies: Involve the purchase of equity and equity-linked instruments in global markets. An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some equity strategies may use dynamic equity strategies to create long-biased holdings in potentially favorable positions, sectors or countries. In addition to long equity investments, dynamic equity strategies generally hedge long positions and employ additional instruments, such as bonds, options, preferred securities and convertible securities.

An underlying fund pursuing an equity strategy typically seeks to capitalize on discrepancies between its adviser’s evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some underlying funds pursuing this strategy also may seek to extract value by being more trading-oriented or catalyst-driven.

Equity long/short. Equity long/short strategies may employ strategies similar to long-equity strategies, but combine long positions with short sales. Equity long/short strategies are among the non-traditional absolute return strategies pursued by hedge funds. A distinguishing feature of absolute return strategies is their focus on absolute performance objectives as compared to measuring performance on a relative basis. Absolute return strategies seek to generate returns that are uncorrelated with traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.

Opportunistic equity. Opportunistic equity investments comprise underlying funds that predominantly invest in equity securities in all global markets, including U.S. domestic markets. Portfolio managers of these underlying funds will opportunistically allocate capital to those markets around the world which present the best opportunities for profit based on either the portfolio managers’ fundamental company valuation analysis or perceived macroeconomic shifts.

Short sales. Underlying funds may employ short selling. A short sale involves the sale of a security that an underlying fund does not own with the expectation of purchasing the same security at a later date at a lower price. Portfolio managers employing this strategy sell short the stock of companies whose fundamentals, liability profile or growth prospects do not support current public market valuations. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Global macro strategies: Seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in securities, derivative contracts or options, and may be in equities, fixed income markets, currencies or commodities. This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.

Discretionary strategies: An underlying fund may use discretionary global macro strategies to seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed income markets, as well as non-financial markets, such as the energy, agricultural and metals markets. An underlying fund may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, underlying funds using these strategies may hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and an underlying fund may employ leverage.

Systematic strategies: An underlying fund may use systematic global macro strategies and employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. An underlying fund employing systematic strategies tends to hold positions in several markets at the same time, may be both long and short and tends to use leverage when establishing positions.

“Natural resources trading” strategies: An underlying fund may engage in commodity trading strategies to generally invest on a global basis in a portfolio of securities, commodities and derivative instruments, which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes commodities and futures, forward, option and swap contracts in agricultural, metals and energy items, among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.

In pursuit of macro strategies, the fund may also invest in underlying funds employing the following strategies:

“Momentum investing” or “trend-following” strategies: An underlying fund may engage in “momentum investing” or “trend-following” to attempt to take advantage of the observable tendency of the markets to trend and to tend to make exaggerated movements in both upward and downward directions. These exaggerated movements can be thought of as resulting from the influence of crowd psychology, or the herd instinct, among market participants. An underlying fund may use this strategy to primarily trade futures, options and forward contracts, though it may take positions in cash, equity securities, investment companies and derivative securities. An underlying fund may use leverage when establishing positions and hold positions in several markets at the same time.

Other quantitative strategies: An underlying fund may engage in other quantitative strategies to seek to profit from discrepancies in the valuations of instruments and asset classes caused by differences in macroeconomic fundamentals and technical factors, both across and within countries using a combination of fundamental, technical, macroeconomic data and linear and nonlinear forecasting models. An underlying fund may invest primarily in broad-based equity and fixed income index futures and options, currency futures and options, commodity futures and options and swaps, and may also invest in stocks, bonds, currencies, commodities and other instruments, in an opportunistic model-driven fashion.

Relative value strategies: Include volatility arbitrage and fixed income hedge strategies.

Volatility arbitrage: Trades volatility as an asset class. Exposures may be long, short or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature – specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility. Volatility arbitrage managers typically invest in options and variance swaps.

Fixed Income Hedge. Fixed income hedge underlying funds invest long and short primarily in corporate debt instruments across the capital structure of companies, based on fundamental credit analysis. These portfolios have flexible mandates allowing them to invest in a large variety of corporate debt securities, enter short positions, employ leverage, run concentrated portfolios and hedge credit and interest rate risk in their books.

Instruments traded by fixed income hedge funds include bank debt, bonds, convertible bonds, preferred stock, convertible preferred stock and private placements, as well as common stock. Although fixed income hedge portfolio managers invest a portion of their portfolios in investment grade debt, they typically focus on high yield, lower-rated corporate debt and distressed debt.

Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the underlying fund.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. Managed futures strategies invest in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed income and equities. Managed futures strategies can take long or short positions in any of these instruments and seek to benefit if the price of the underlying instrument rises or falls.

Exchange-Traded Funds (“ETFs”). The fund invests in shares of ETFs whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. As with other investments in shares of mutual funds, the fund will bear its pro rata portion of the ETF’s expenses, including advisory fees, brokerage, shareholder servicing and other operational expenses. These expenses are in addition to the direct expenses of the fund’s own operations.

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a security because the security’s issuer was in financial difficulty unless that security is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or a representative sample of the benchmark index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index. Such an ETF would be subject to management risk, which is the risk that the ETF’s adviser’s security selection process may not produce the intended results. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investments in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising (see “Commodity-Linked Derivative Instruments” above).

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies apply. However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. The SEC has issued such exemptive orders to certain ETFs in which the fund may invest, which permits investment companies to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, the fund generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Concentration Risk. An underlying fund’s assets may be concentrated in an industry or group of industries. By concentrating its assets in a single industry or group of industries, the underlying fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the underlying fund to a greater extent than if the underlying fund’s assets were invested in a wider variety of industries.

Trading Frequency. The fund or an underlying fund may engage in active and frequent trading, resulting in high portfolio turnover, in order to achieve its investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Non-Diversified Portfolios. Certain underlying funds are classified as non-diversified under the 1940 Act. Since a non-diversified fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified.

Securities of Unseasoned Issuers. Securities in which the fund, through its investment in certain underlying funds or directly, may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Indexed Securities. Certain underlying funds may invest in indexed securities, whose value is linked to currencies, interest rates, commodities, indices or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. An underlying fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the underlying funds would be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If an underlying fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the underlying fund may experience a loss if there is a subsequent period of deflation. The underlying funds may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period an underlying fund holds the security, the underlying fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable to shareholders of regulated investment companies in the year the increase occurs, even though such shareholders do not receive cash representing the increase at that time. As a result, an underlying fund investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (e.g., due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Certain underlying funds may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of the Treasury. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect an inflation index calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.

Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when Permal believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or REIT securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

Due to its investment objective and policies, the fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the fund’s investment program, the fund may invest more than 25% of its assets in certain underlying funds.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Certain underlying funds in which the fund invests may have adopted investment restrictions that may be less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under its own investment restrictions. The investment restrictions of an underlying fund that is registered under the 1940 Act are located in its statement of additional information.

Non-Fundamental Investment Policy

The fund’s non-fundamental investment policy is as follows:

(1) The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”), and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should a subadviser or Western Asset deem it advisable to purchase or sell securities. The underlying funds do not limit their portfolio turnover rates should an adviser deem it advisable to purchase or sell securities. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

For the fiscal years ended December 31, 2011 and 2012, the fund’s portfolio turnover rates were as follows:

2011 (%)	2012 (%)
99	72

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INDEPENDENT TRUSTEES#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
INTERESTED TRUSTEE AND OFFICER:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as formerly, Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).	151	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Prevention Officer	Since 2011 Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (since 2002)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive 5th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies; and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies; and his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadvisers and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chief Executive Officer of the Trust. The Compensation and Nominating Committee is composed of four Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadvisers and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadvisers and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the fund’s subadvisers and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the fund’s subadvisers and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadvisers and Western Asset, the affiliates of the manager, the subadvisers and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadvisers and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended December 31, 2012. The Audit Committee, the Contract Committee, the Performance Committee, the Governance and Nominating Committee and the Compensation Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended December 31, 2012.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000
Jerry A. Viscione	None	Over 100,000
Interested Trustee
Kenneth D. Fuller	None	Over 100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadvisers, Western Asset or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadvisers, Western Asset or distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. The fund currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. Effective January 1, 2013, the Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $10,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(4) ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Independent Trustees
Paul R. Ades	880	0	210,000	52
Andrew L. Breech	890	0	212,500	52
Dwight B. Crane	985	0	235,000	52
Frank G. Hubbard	880	0	210,000	52
Howard J. Johnson	943	0	225,000	52
Jerome H. Miller	880	0	210,000	52
Ken Miller	880	0	210,000	52
John J. Murphy	880	0	210,000	52
Thomas F. Schafly	890	0	212,500	52
Jerry A. Viscione	890	0	212,500	52
Interested Trustee:
R. Jay Gerken(1)	None	None	None	161
Kenneth D. Fuller(1)	N/A	N/A	N/A	N/A

(1)	Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller will not be compensated for such services, because of their affiliations with the manager.

(2)	Information is for the fiscal year ended December 31, 2012.

(3)	Information is for the calendar year ended December 31, 2012.

(4)	Pursuant to prior retirement plans, the fund made payments of $0 to former Trustees for the fiscal year ended December 31, 2012.

As of July 17, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of July 17, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Shares
A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	24.86%

A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.99%

A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	15.67%

Class	Name and Address	Percent of Shares
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.38%

A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA 92150-9046	6.17%

A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.78%

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	44.24%

C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18.34%

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.17%

C	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS SAN DIEGO CA 92150-9046	6.44%

FI	LEGG MASON INC 100 INTERNATIONAL DR BALTIMORE MD 21202-4673	95.19%

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	63.67%

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	15.28%

I	FHOC FBO PERMAL GROUP INC 100 MAGELLAN WAY COVINGTON KY 41015-1987	6.49%

IS	LEGG MASON INC 100 INTERNATIONAL DR BALTIMORE MD 21202-4673	100.00%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee of 0.65% of the fund’s average daily net assets (including assets invested in its subsidiary), from which it compensates the fund’s subadvisers.

For the fiscal years ended December 31, 2012, 2011 and 2010, the fund paid management fees to LMPFA as follows:

For the fiscal years ended December 31	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/ Expense Reimbursements) ($)
2012	708,218	305,924	402,294
2011	752,149	224,227	527,922
2010	435,347	251,001	184,346

Subadvisory Arrangements

Permal serves as a subadviser to the fund pursuant to a subadvisory agreement between the manager and Permal with respect to the fund (the “Permal Subadvisory Agreement”). Permal, with offices at 900 Third Avenue, New York, New York 10022, with approximately $15.3 billion in assets under management as of March 31, 2013, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Permal is a member of The Permal Group and is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $21.3 billion in assets under management as of March 31, 2013.

LMGAA also serves as a subadviser to the fund pursuant to a subadvisory agreement (the “LMGAA Subadvisory Agreement”) between the manager and LMGAA with respect to the fund. LMGAA is responsible for coordinating portfolio investment decisions for the fund and provides certain compliance and portfolio execution services to the fund. LMGAA, with offices at 620 Eighth Avenue, New York, New York 10018, is registered with the SEC as an investment adviser under the Advisers Act. As of March 31, 2013, LMGAA’s total assets under management were approximately $9.3 billion. LMGAA is a wholly-owned subsidiary of Legg Mason.

Western Asset manages the fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

Under the Permal Subadvisory Agreement and subject to the supervision and direction of the Board and the manager, Permal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds. Under the LMGAA Subadvisory Agreement and subject to the supervision and direction of the Board and the manager, LMGAA is responsible for implementing Permal’s portfolio investment decisions for the fund and provides certain compliance and portfolio execution services to the fund. Under the Western Asset Agreement, Western Asset manages the fund’s cash and short-term instruments.

Each Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. Either subadviser or Western Asset may terminate its Subadvisory Agreement or the Western Asset Agreement,

respectively, on 90 days’ written notice to the fund and the manager. The manager or either subadviser or the manager and Western Asset may terminate the applicable Subadvisory Agreement or the Western Asset Agreement, respectively, upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment by Permal, LMGAA or Western Asset, as applicable, and shall not be assignable by the manager without the consent of such subadviser.

LMPFA provides administrative and certain oversight services to the fund. LMPFA delegates to the subadvisers and Western Asset the day-to-day portfolio management of the fund. For its services, LMPFA pays Permal and Western Asset an aggregate subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA pays LMGAA an annual rate of 0.05% of the fund’s average daily net assets.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Christopher Zuehlsdorff	Registered investment companies	0	0	0	0

	Other pooled investment vehicles	3	291 million	2	253 million

	Other accounts	0	0	0	0

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Alexander Pillersdorf	Registered investment companies	1	21.3 million	0	0

	Other pooled investment vehicles	6	4.46 billion	5	4.42 billion

	Other accounts	3	448 million	0	0

Portfolio Manager Compensation—Permal

Permal portfolio managers earn from Permal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of Permal’s compensation committee. No Permal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. Permal conducts compensation reviews periodically, often following a performance review.

Permal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, Permal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Portfolio Manager Compensation—LMGAA

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned; however, senior management considers a number of factors when determining compensation, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups over a 1, 3 and 5-year period.

Up to 20% of an LMGAA investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with LMGAA and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

The Manager, the Subadvisers and their Affiliates

The investment activities of the manager, the subadvisers, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadvisers anticipate that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio managers as of December 31, 2012.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Christopher Zuehlsdorff	100,001 - 500,000
Alexander Pillersdorf	50,001 - 100,000

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s

Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charge on Class A shares received by LMIS were as follows:

Class A Shares

For the fiscal year ended December 31:

LMIS ($)
2012	6,251
2011	27,402
2010	38,878

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by LMIS were as follows:

Class A Shares

For the fiscal year ended December 31:

LMIS ($)
2012	0
2011	250
2010	1

Class C Shares

For the fiscal year ended December 31:

LMIS ($)
2012	10,739
2011	11,235
2010	9,468

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C, Class FI and Class R shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C and Class R shares and service fees for Class A, Class C, Class FI and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI and Class R shares. In addition, the fund pays distribution fees with respect to the Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the fund’s Prospectus.

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended December 31, 2012:

Class A	$46,276
Class C	$446,878
Class FI	$232

Distribution expenses incurred by LMIS during the fiscal year ended December 31, 2012 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table:

Class	Third Party Fees ($)	Financial Consultants Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
A	46,276	0	33,641	788	80,705
C	290,806	65,258	74,768	1,537	432,369
FI	232	0	101	4	337

No information is presented for Class R shares because no shares of that class were outstanding during the fiscal year ended December 31, 2012.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending December 31, 2013.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadvisers, Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, the manager, the subadvisers, Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. Permal will use its own proxy voting policies and procedures to vote proxies and LMGAA will implement such voting policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadvisers to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by Permal to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

Permal’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its NAV, are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Class IS Shares. Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge at 1.00%.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21 with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a Class A share of the fund as of December 31, 2012.

Class A (based on a NAV of $14.79 and a maximum initial sales charge of 5.75%):	$15.69

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, Permal is primarily responsible for the fund’s portfolio decisions. LMGAA is responsible for placing the fund’s portfolio transactions. Western Asset manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the LMGAA Subadvisory Agreement, LMGAA is authorized to place orders pursuant to investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of LMGAA in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadvisers or their affiliates exercise investment discretion. LMGAA is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if LMGAA determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists LMGAA in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to LMGAA in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that LMGAA and its affiliates have with respect to accounts over which they exercise investment discretion. LMGAA may also have arrangements with brokers pursuant to which such brokers provide research services to LMGAA in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, LMGAA does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to LMGAA by brokers that effect securities transactions for the fund may be used by LMGAA in servicing other investment companies and accounts which it manages. Similarly, research services furnished to LMGAA by brokers who effect securities transactions for other investment companies and accounts which LMGAA manages may be used by LMGAA in servicing the fund. Not all of these research services are used by LMGAA in managing any particular account, including the fund.

For the fiscal year ended December 31, 2012, the fund paid no commissions to brokers that provided research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years shown below, the fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year Ended:	Aggregate Brokerage Commissions Paid ($)
December 31, 2012	81,712
December 31, 2011	93,769
December 31, 2010	31,048

For the fiscal years ended December 31, 2012, 2011 and 2010, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the other clients of the subadvisers. Investment decisions for the fund and for the subadvisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At December 31, 2012, the fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of June 30, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Institutional Shareholder Services (Proxy Voting Services)	As necessary	None

Thomson/Vestek	Daily	None

FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

ITG	Daily	None

The Northern Trust Company	Daily	None

Middle Office Solutions, LLC	Daily	None

NaviSite, Inc.	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month End	None

SunTrust	Weekly and Month End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp.	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the trust), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships, including certain ETFs, that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by a fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Income from commodity derivatives, including certain ETNs, is not considered qualifying income to the fund. Any income the fund derives from direct investments in commodity derivatives must be limited to a maximum of 10% of the fund’s gross income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in QPTPs. Fund or underlying fund investments in partnerships, including in QPTPs, may result in such fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its realized long term capital gain over its net realized short term capital loss plus or minus certain adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Fund losses realized upon redemptions from underlying funds may be deferred indefinitely as investments made into the same underlying funds within thirty days before or after the redemptions may trigger “wash sale” tax rules, which defer the recognition of losses. Except with respect to its subsidiary, all redemptions that the fund makes from the underlying funds will be recognized as exchanges for tax purposes.

Distributions received by the fund from an underlying fund attributable to the underlying fund’s investment company taxable income including short-term capital gains are taxable as dividend income to the fund. Distributions received by the fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly designated as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the sale or other disposition by a fund of shares of any underlying fund, the fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares.

On December 31, 2012, the unused capital loss carryforward of the fund was $0.

For taxable years beginning in 2011 or later, capital losses will not be subject to expiration.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term and including capital gain dividends received from the underlying funds) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. Unexpected or unpredictable distributions from lower-tier funds may impede the fund’s ability to avoid application of this excise tax.

If, in any taxable year, the fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (and December) may affect the tax character of shareholder distributions.

Tax Treatment of the Underlying Funds

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the fund.

An underlying fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the fund and thus to the shareholders. These provisions also (a) will require an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

An underlying fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, an underlying fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

An underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below), partnerships, trusts in which the underlying fund invests, certain options, futures or forward contracts, or “appreciated financial positions,” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the underlying fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. An underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, an underlying fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (and December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an “appreciated financial position” in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. For this purpose, an appreciated financial position is defined generally to mean any position (defined as any interest, including a futures or forward contract, short sale or option) with respect to stocks, debt instruments, or partnership interests where there would be gain if such position is sold, assigned or otherwise terminated at its fair market value. The term appreciated financial position, however, does not apply generally to a position with respect to certain debt instruments or a position which is marked to market.

The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments.

If more than 50% of the value of an underlying fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by its shareholders (including the fund) that own its shares. The fund would then be required to include its proportionate share of the electing fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. The fund may invest in some underlying funds that expect to be eligible to make the above-described election. If so, the fund may, in turn, if permitted to do so, make a corresponding election to treat the foreign taxes as paid by its shareholders. Maximum holding period requirements apply. Accordingly, the shareholders of the fund may have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds.

The fund may be subject to non-U.S. income taxes withheld at the source. The fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the fund provided that the fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the fund held for a minimum 16-day holding period at the time of the deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. federal income tax, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the fund’s non-U.S. income taxes. A non-U.S. person invested in the fund in a year that the fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-U.S. sources; the fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time an underlying fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

Passive Foreign Investment Companies. If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

Tax Credit Bonds. If the fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the fund’s taxable year, and the fund satisfies the minimum distribution requirement, the fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the fund were to make an election, a shareholder of the fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Long-term capital gains are taxed for individuals at 15% for those with incomes below $400,000 ($450,000 if married filing jointly), 20% for those with any income above those amounts that is net long-term capital gain or qualified dividend income (discussed below) and 0% at certain income levels. The above income thresholds will be adjusted annually for inflation. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of the fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such dividends may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a REIT or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

The fund in which you are a shareholder or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of the fund that invests in that underlying fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To the fund’s shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined by Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Excise Tax. Beginning in 2013, a new 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Losses realized upon redemptions of interests in the underlying funds may result in “wash sales” and deferral, perhaps indefinitely, of realized losses to the fund.

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends and Distributions. Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the fund and redemptions of a foreign shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the fund will not expire for taxable years beginning on or after January 1, 2014.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

For taxable years beginning before January 1, 2014, properly-reported dividends were generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund could report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could withhold even if the fund report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Beginning in 2014, the Code will impose a U.S. withholding tax of 30% on payments (including, beginning in 2017, payments of gross proceeds) that are attributable to certain U.S. investments and made to a non-U.S. financial institution, including a non-U.S. investment fund. The fund will withhold at this rate on certain of its distributions unless any non-U.S. financial institution shareholder complies with certain reporting requirements to the IRS in respect of its direct and indirect U.S. investors. Non-U.S. financial institution shareholders should consult their own tax advisers regarding the possible implications of these requirements on their investment in the fund.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

In the event that the fund were to experience an ownership change as defined under the Code, the fund’s capital loss carryforwards, if any, may be subject to limitation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Consolidated Statement of Assets and Liabilities as of December 31, 2012, Consolidated Schedule of Investments as of December 31, 2012, Consolidated Statement of Operations for the year ended December 31, 2012, Consolidated Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2012, Consolidated Financial Highlights for each of the years in the three-year period ended December 31, 2012, and the period from April 9, 2009 (commencement of operations) to December 31, 2009, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on February 27, 2013; Accession Number 0001193125-13-079507).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

Permal Proxy Voting

Overview and Procedures Memorandum

Responsible Party (if applicable)
I. Policy[1]

Permal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients. While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

PAMI and PCM’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

PAMI is subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

II. ERISA Requirements

Advisers to ERISA plans have an obligation to take reasonable steps under the circumstances to verify that it receives the client’s proxies. The Department of Labor has also indicated that the investment adviser, having voted the proxies must properly document its vote by keeping adequate records.

Permal must act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them when voting the proxies. Permal must consider those factors that would affect the value of the plan’s investments and may not subordinate the interests of the plan participants and beneficiaries to unrelated objectives.

III. Proxy Voting Authority

In the case of discretionary clients, it will be assumed that Permal has been granted proxy voting authority unless the advisory agreement clearly states otherwise.

IV. Voting Guidelines

The Proxy Administrator or the Proxy Administrator’s Assistant under the guidance of the Proxy Administrator will generally cast proxy votes, particularly on routine proposals, in accordance with management’s recommendations.	Proxy Administrator

Routine proposals are those that do not change the structure, governing rules or operations of the corporation or portfolio fund to which the proxy relates. Traditionally, these routine issues include, among others, the approval of auditors; a change in company name and Board of Director elections.

The Proxy Administrator will determine how votes should be cast for issues that do not fall into a routine category, e.g., changes of redemption terms, by applying the general principals of this policy and by consulting with the Investment Managers of the clients holding the securities for which the proxies are to be voted, as necessary.	Proxy Administrator

[1]	As of March 2012, these policies are only applicable to PAMI and PCM as Permal UK and Permal Dubai do not have any US domiciled clients and no other Permal entity is registered with the SEC.

Responsible Party (if applicable)
V. Voting Procedures

The Proxy Administrator or the Proxy Administrator’s assistant is generally responsible for voting proxies on time and for properly transmitting the executed proxy card to the issuer or appropriate proxy agent acting on the issuer’s behalf. At times proxies may be voted by other members of Permal’s Investment Team.	Proxy Administrator

The Proxy Administrator will not vote proxies if Permal concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or the cost of voting the proxy exceeds the expected benefits to the clients or Permal anticipates selling the security in the near future. This will be determined in consultation with the Investment Managers.	Proxy Administrator

Permal does not notify clients when it receives proxies for securities held in their accounts. However, clients have the right to submit their proxy voting preferences on any issue that is subject to a shareholder vote to the Proxy Administrator either at the time they enter into an advisory relationship with Permal or as the need arises. The Legal and Compliance Department will maintain documentation of these requests.	Legal and Compliance Department

VI. Adviser Activism

In instances where Permal intends to take a public position in a proxy contest, Permal must comply with all applicable reporting policies adopted by Legg Mason regarding such activity. The Proxy Administrator should contact the General Counsel or Director or Global Compliance for assistance.	Proxy Administrator

VII. Client Disclosure and Information

The Client Administration Department or the Local Compliance Officer, as applicable, will provide the Proxy Voting Statement to new clients.	Client Administration Department Local Compliance Officer

Clients will be directed to submit requests for the proxy voting records to the Legal and Compliance Department. The Legal and Compliance Department will maintain documentation of these requests and will prepare a report for the client detailing the subject matter of each vote, the date of the vote and whether the matter was approved or rejected.	Legal and Compliance Department

VIII. New Accounts\Holdings
The Client Administration Department will notify the custodians of clients’ accounts to send proxy statements to the attention of the Proxy Administrator. Custodians of accounts managed by third party portfolio managers will be requested to send the proxy statements directly to these portfolio managers.	Client Administration Department

IX. Conflicts of Interest

The Proxy Administrator will promptly report to the Legal and Compliance Department any attempts by others to influence Permal’s voting of client proxies in a manner that appears to be inconsistent with the best interests of the clients.	Proxy Administrator

The Proxy Administrator will monitor corporate actions so as to ascertain whether a potential material conflict of interest exists prior to voting client proxies.	Proxy Administrator

Responsible Party (if applicable)
The Local Compliance Officer will inform the Proxy Administrator of any instances where an Investment Manager has informed him/her that a potential material conflict of interest exists.	Local Compliance Officer

The Proxy Administrator will notify the Legal and Compliance Department of any potential material conflict of interest.	Proxy Administrator

In the event that a material conflict of interest does exist, the General Counsel will determine any necessary disclosures relating to the conflict of interest that need to be made to the client. Client consent to the vote must be obtained prior to voting the proxy.	General Counsel

Occasionally, Permal may invest a direct client account or a Permal sponsored fund (“Permal Fund”) into a Permal Fund. In the event the Permal Fund issues a proxy relating to a non-routine matter, the Director of Client Administration will obtain consent to the vote from the client (in the case of a direct client account) or an independent board member (in the case of a Permal Fund).	Director of Client Administration

In addition to reporting all potential material conflicts of interest, the Proxy Administrator will report to the Legal and Compliance Group any additional compliance related issues that arise in connection with the performance of his/her proxy-voting obligations.	Proxy Administrator

X. Books and Records

The following books and records related to proxy voting activities will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office:	Proxy Administrator

• proxy statements received regarding client securities;

• record of each vote cast;

• a copy of any documentation created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

• each written client request for proxy voting records and the written response to any client request for such records.

The Legal and Compliance Department will maintain a copy of the Proxy Voting Policies and Procedures and Proxy Voting Statements sent to clients.	Legal and Compliance Department

Proxy Voting

PAMI Addendum

Responsible Party (if applicable)
I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Managed Accounts

The Proxy Administrator will not monitor or vote proxies held in accounts managed by third party portfolio managers (“Portfolio Managers”).	Proxy Administrator

The Legal Department will verify that clients’ Investment Management Agreements with Portfolio Managers require that the Portfolio Managers vote all proxies for securities held in the account.	Legal Department

III. Voting Procedures For US Registered Investment Companies

Proxies Issued by US Registered Investment Companies

To avoid certain potential conflicts of interest, PAMI will employ echo voting, where required, when a US registered investment company it manages or advises invests in an underlying fund which is also a US registered investment company and such investment was made in reliance on Section 12(d)(1) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order. Echo voting means that PAMI will vote the shares in the same proportion as the vote of all of the other holders of the underlying US registered investment company’s shares.	Proxy Administrator

PAMI may opt to vote these proxies in accordance with its general voting procedures where it deems appropriate and in compliance with applicable law and/or regulatory requirements.

Proxies Issued by Exchange Traded Funds

PAMI will echo vote proxies issued by an underlying portfolio which is a US exchange-traded fund to the extent required by the procedures of the US registered investment company it manages or advises.	Proxy Administrator

The procedures for the Permal Tactical Allocation Fund and the Permal Hedge Strategies Fund are incorporated by reference into this policy.

Proxies Issued by Securities Received as Part of a Redemption in Kind

PAMI contemplates that there may be instances where a US registered investment company it manages or advises may temporarily own a basket of securities other than US registered investment companies (“Non-fund Securities”) generally due to being redeemed in kind from an underlying US registered investment company. It is generally PAMI’s policy to seek to liquidate the Non-Fund Securities received as soon as practicable. In such instances, PAMI does not intend to vote any proxies issued by a Non-Fund Security whose proxy record date happens to fall during the period the Non-Fund Security is owned by the PAMI client.	Proxy Administrator

Proxy Voting

PCM Addendum

Responsible Party (if applicable)
I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Conflicts of Interest

In any instance where there is a material conflict of interest relating to a proxy vote and the client is a limited partnership for which PCM or an affiliate serve as GP, the Local Compliance Officer will obtain consent to the vote from either a member of the fund’s Investment or Advisory Committees who is not affiliated with PCM or an independent third party retained by the fund.	Local Compliance Officer

PERMAL ASSET MANAGEMENT INC.

PROXY VOTING STATEMENT

Permal Asset Management Inc. (“PAMI”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients and in accordance with its fiduciary duties. While PAMI’s proxy policy serves as a guideline, its fiduciary duty to clients requires PAMI to examine each resolution offered. For this reason, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

At any time, a client may request a copy of PAMl’s Proxy Voting Policy and PAMI’s proxy voting records for its account from the Legal and Compliance Department and/or may submit his or her own proxy voting preference on any issue that is subject to a shareholder vote to the Proxy Administrator. The Proxy Administrator may be reached at 212-418-6500 or proxyadmin@permal.com.

PAMI’s proxy voting policies may be amended from time to time.

Voting Guidelines

As part of PAMI’s investment process, it examines the management of all companies in which it is interested in investing. PAMI generally will not hold securities of companies whose management it questions. Consequently, PAMI casts most of its proxy votes, particularly on routine proposals, in accordance with management’s recommendations. Routine proposals are those that do not change the structure, governing rules or operations of the corporation to the detriment of the clients. Traditionally, these issues include, among others, approval of auditors, a change in company name and Board of Director elections.

Non-routine proposals are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on a client’s investment. PAMI will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the best interest of the client. Non-routine proposals include, among others, director nominations in contested elections and changes in redemption terms.

Proposals submitted to shareholders for vote usually include issues of corporate governance and other non-routine matters. PAMI will review each issue on a case-by-case basis in order to determine the position that best represents the best interest of its clients.

PAMI does not vote or review proxies on securities held by underlying portfolio funds or accounts managed by third party Portfolio Managers. The managers for these funds/accounts vote proxies based on their Proxy Voting Procedures.

Voting Procedures

The Proxy Administrator will monitor the corporate actions of the issuers of securities held in clients’ accounts, determine if any potential material conflicts of interest exist and ensure the proper and timely transmittal of the voted proxy.

The Proxy Administrator will determine the votes for issues that do not fall into one of the categories defined above, applying the general principles of the Proxy Voting Policy.

PAMI may abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; if PAMI anticipates selling a security in the near future; or if the cost of voting the proxy exceeds the expected benefit.

Conflicts of Interest

In routine matters, PAMI votes proxies in accordance with established guidelines, and the opportunity for conflict generally does not arise. In matters that PAMI examines on a case-by-case basis, or where parties may seek to influence PAMI’s vote, or in any instance where PAMI believes there may be an actual or perceived material conflict of interest, PAMI will disclose the potential material conflict of interest to the clients and obtain their consents before voting. PAMI seeks to resolve all potential material conflicts of interest in the best interest of clients.

March 2012

PART C

OTHER INFORMATION

Item 28.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and
811-06444).

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).

(2) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 213 as filed with the SEC on August 22, 2011
(“Post-Effective Amendment No. 213”).

(3) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(5) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(7) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(8) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(9) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(10) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(11) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(12) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(13) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(14) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(16) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(17) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).

(18) Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.

(19) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).

(20) Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(21) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).

(22) Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(23) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 4, 2010 (“Post-Effective Amendment No. 171”).

(24) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.

(25) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).

(26) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.

(27) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173 as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 173”).

(28) Amended and Restated Designation of Classes effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173.

(29) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust is incorporated herein by reference to Post-Effective Amendment No. 179 as filed with the SEC on December 29, 2010 (“Post-Effective Amendment No. 179”).

(30) Amended and Restated Designation of Classes effective as of November 4, 2010 is incorporated herein by reference to Exhibit 1(bb) to the Registration Statement on Form N-14 of Legg Mason Partners Equity Trust as filed with the SEC on November 19, 2010.

(31) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218 as filed with the SEC on January 25, 2012 (“Post-Effective Amendment No. 218”).

(32) Amended and Restated Designation of Classes effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218.

(33) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230 as filed with the SEC on April 13, 2012 (“Post-Effective Amendment No. 230”).

(34) Amended and Restated Designation of Classes effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230.

(35) Amended and Restated Designation of Classes effective as of August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 243 as filed with the SEC on August 23, 2012.

(36) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246 as filed with the SEC on September 12, 2012 (“Post-Effective Amendment No. 246”).

(37) Amended and Restated Designation of Classes effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246.

(38) Amended and Restated Designation of Series effective as of October 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249 as filed with the SEC on November 30, 2012 (“Post-Effective Amendment No. 249”).

(39) Amended and Restated Designation of Series dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(40) Amended and Restated Designation of Classes dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(41) Amended and Restated Designation of Classes dated January 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 255 as filed with the SEC on December 12, 2012.

(42) Amended and Restated Designation of Series dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269 as filed with the SEC on May 10, 2013 (“Post-Effective Amendment No. 269”).

(43) Amended and Restated Designation of Classes dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(44) Amended and Restated Designation of Series dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(45) Amended and Restated Designation of Classes dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(b)(1) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(2) The Registrant’s By-Laws dated October 4, 2006 as amended and restated as of August 18, 2011 are incorporated herein by reference to Post-Effective Amendment No. 213.

(c) Not Applicable.

(d) (1) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(18) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95 as filed with the SEC on April 4, 2008 (“Post-Effective Amendment No. 95”).

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(20) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(22) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(24) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(25) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(26) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(28) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(32) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(33) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), and LMPFA is incorporated herein by reference from Post-Effective Amendment No. 87.

(34) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 120”).

(35) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(36) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(37) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(38) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(39) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(40) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(41) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(42) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(43) Form of Management Agreement between the Registrant, on behalf of Legg Mason Permal Tactical Allocation Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009 (“Post-Effective Amendment No. 141”).

(44) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Growth Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 177 as filed with the SEC on August 31, 2010 (“Post-Effective Amendment No. 177”).

(45) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 178 as filed with the SEC on September 29, 2010 (“Post-Effective Amendment No. 178”).

(46) Form of Management Agreement between the Registrant, on behalf of Legg Mason Dynamic Multi-Strategy Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 238 as filed with the SEC on June 25, 2012 (“Post-Effective Amendment No. 238”).

(47) Form of Management Agreement between the Registrant, on behalf of ClearBridge Select Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 249.

(48) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility International Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 259 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 259”).

(49) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility Global Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 260 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 260”).

(50) Form of Management Agreement between the Registrant, on behalf of ClearBridge MLP & Infrastructure Fund, and LMPFA, to be filed by amendment.

(51) Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (formerly known as ClearBridge Advisors, LLC) (“ClearBridge”), with respect to Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(52) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(53) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(54) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(55) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund) is incorporated herein by reference to Post-Effective Amendment No. 73.

(56) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(57) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(58) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(61) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(62) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(63) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(64) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(65) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(66) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(67) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(68) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(69) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(70) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 74.

(71) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(72) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(73) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(74) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(75) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 87.

(76) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(77) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(78) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(79) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(80) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(81) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(82) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(83) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(84) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(85) Form of Subadvisory Agreement between LMPFA and Global Currents Investment Management, LLC (“GCIM”), with respect to Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 126 as filed with the SEC on November 26, 2008.

(86) Form of Subadvisory Agreement between LMPFA and Permal Asset Management Inc. (“Permal”), with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(87) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(88) Form of Sub-Administration Agreement between LMCM and LMPFA, with respect to Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), is incorporated herein by reference to Post-Effective Amendment No. 76.

(89) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(90) Form of Subadvisory Agreement between LMPFA and GCIM, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(91) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), is incorporated herein by reference to Post-Effective Amendment No. 175 as filed with the SEC on August 25, 2010 (“Post-Effective Amendment No. 175”).

(92) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Batterymarch Global Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215 as filed with the SEC on December 16, 2011 (“Post-Effective Amendment No. 215”).

(93) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(94) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(95) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Aggressive Growth Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(96) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Appreciation Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(97) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Capital Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(98) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(99) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Dividend Strategy Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(100) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(101) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Equity Income Builder Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(102) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Fundamental All Cap Value Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(103) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Large Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(104) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Large Cap Value Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(105) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Mid Cap Core Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(106) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Mid Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(107) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Small Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(108) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Small Cap Value Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(109) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Esemplia Emerging Markets Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(110) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Global Currents International All Cap Opportunity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(111) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Global Currents International Small Cap Opportunity Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(112) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 50%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(113) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 70%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(114) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 85%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(115) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 100%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(116) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Permal Tactical Allocation Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(117) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2015, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(118) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2020, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(119) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2025, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(120) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2030, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(121) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2035, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(122) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2040, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(123) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2045, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(124) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2050, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(125) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(126) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(127) Form of Subadvisory Agreement between LMPFA and LMGAA, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(128) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Capital Management All Cap Fund, is incorporated herein by reference to Post-Effective Amendment No. 247 as filed with the SEC on September 26, 2012.

(129) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(130) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(131) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(132) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(133) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(134) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(135) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Financial Services Fund is incorporated herein by reference to Post-Effective Amendment No. 268 as filed with the SEC on April 22, 2013 (“Post-Effective Amendment No. 268”).

(136) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Social Awareness Fund is incorporated herein by reference to Post-Effective Amendment No. 268.

(137) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Energy MLP & Infrastructure Fund to be filed by amendment.

(138) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Energy MLP & Infrastructure Fund to be filed by amendment.

(139) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Global Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272 as filed with the SEC on May 21, 2013 (“Post-Effective Amendment No. 272”).

(140) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(141) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(142) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Aggressive Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(143) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Appreciation Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(144) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(145) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Equity Income Builder Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(146) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Fundamental All Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(147) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Large Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(148) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Large Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(149) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Mid Cap Core Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(150) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Mid Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(151) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Small Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(152) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Small Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(153) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Tactical Dividend Income Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(154) Schedule A to Subadvisory Agreement between LMPFA and GCIM, regarding Legg Mason Global Currents International All Cap Opportunity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(155) Schedule A to Subadvisory Agreement between LMPFA and GCIM, regarding Legg Mason Global Currents International Small Cap Opportunity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(156) Schedule A to Subadvisory Agreement between LMPFA and Esemplia, regarding Legg Mason Esemplia Emerging Markets Long-Short Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(157) Schedule A to Subadvisory Agreement between LMPFA and LMIC, regarding Legg Mason Investment Counsel Financial Services Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(158) Schedule A to Subadvisory Agreement between LMPFA and Permal, regarding Legg Mason Permal Tactical Allocation Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(e) (1) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128, as filed with the SEC on December 15, 2008.

(8) Form of Distribution Agreement with LMIS, with respect to Legg Mason Permal Tactical Allocation Fund, is incorporated herein by reference to Post-Effective Amendment No. 141.

(9) Form of Distribution Agreement with LMIS, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(10) Form of Distribution Agreement with LMIS, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(11) Form of Distribution Agreement with LMIS dated August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 218.

(12) Appendix A, amended and restated as of May 2, 2013, to the Distribution Agreement with LMIS is incorporated herein by reference to Post-Effective Amendment No. 280 as filed with the SEC on July 23, 2013 (“Post-Effective Amendment No. 280”).

(f) (1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(2) Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(3) Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street, effective as of November 30, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(4) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 259.

(h) (1) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.

(3) Form of Letter Agreement amending the Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY is incorporated herein by reference to Post-Effective Amendment No. 238.

(4) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141.

(5) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 238.

(6) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc., dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(7) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 259.

(8) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(9) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(10) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(11) Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(12) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 95.

(13) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(14) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(15) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(16) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(17) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(18) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(19) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(20) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(21) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(22) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(23) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 198 filed on April 26, 2011.

(24) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to Legg Mason Dynamic Multi-Strategy Fund are incorporated herein by reference to Post-Effective Amendment No. 238.

(25) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to ClearBridge Select Fund are incorporated herein by reference to Post-Effective Amendment No. 249.

(26) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 259.

(i) (1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated by reference to Post-Effective Amendment No. 75 filed on November 19, 2007 (“Post-Effective Amendment No. 75”).

(5) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated by reference to Post-Effective Amendment No. 75.

(6) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R Shares of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund) and Legg Mason ClearBridge Small Cap Value Fund (formerly Legg Mason Partners Small Cap Value Fund) is incorporated by reference to Post-Effective Amendment No. 76.

(7) Opinion of Venable LLP regarding legality of Class FI and Class R Shares of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund) and Legg Mason ClearBridge Small Cap Value Fund (formerly Legg Mason Partners Small Cap Value Fund) is incorporated by reference to Post-Effective Amendment No. 76.

(8) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) and Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(9) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) and Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(10) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund) is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC on December 28, 2007 (“Post-Effective Amendment No. 79”).

(11) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund) is incorporated by reference to Post-Effective Amendment No. 79.

(12) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC on February 5, 2008 (“Post-Effective Amendment No. 82”).

(13) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) is incorporated by reference to Post-Effective Amendment No. 82.

(14) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 87.

(15) Opinion of Venable LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 87.

(16) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), Class FI and Class R Shares of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), Class FI and Class R shares of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason Partners Investors Value Fund), Class IS shares of Legg Mason ClearBridge Small Cap Growth Fund (formerly Legg Mason Partners Small Cap Growth Fund) and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) is incorporated by reference to Post-Effective Amendment No. 90 is incorporated by reference to Post-Effective Amendment No. 90 as filed with the SEC on February 26, 2008 (“Post-Effective Amendment No. 90”).

(17) Opinion of Venable LLP regarding legality of Class IS shares of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), Class FI and Class R

Shares of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), Class FI and Class R shares of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason Partners Investors Value Fund), Class IS shares of Legg Mason ClearBridge Small Cap Growth Fund (formerly Legg Mason Partners Small Cap Growth Fund) and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) is incorporated by reference to Post-Effective Amendment No. 90.

(18) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS Shares of Legg Mason ClearBridge Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund), Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund), Legg Mason Global Currents International All Cap Opportunity Fund (formerly Legg Mason Partners International All Cap Opportunity Fund), Legg Mason ClearBridge Large Cap Growth Fund (formerly Legg Mason Partners Large Cap Growth Fund) and Legg Mason ClearBridge Mid Cap Core Fund (formerly Legg Mason Partners Mid Cap Core Fund) is incorporated herein by reference to Post-Effective Amendment No. 103 as filed with the SEC on May 5, 2008 (“Post-Effective Amendment No. 103”).

(19) Opinion of Venable LLP regarding legality of Class IS Shares of Legg Mason ClearBridge Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund), Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund), Legg Mason Global Currents International All Cap Opportunity Fund (formerly Legg Mason Partners International All Cap Opportunity Fund), Legg Mason ClearBridge Large Cap Growth Fund (formerly Legg Mason Partners Large Cap Growth Fund) and Legg Mason ClearBridge Mid Cap Core Fund (formerly Legg Mason Partners Mid Cap Core Fund) is incorporated herein by reference to Post-Effective Amendment No. 103.

(20) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Partners Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC on May 7, 2008 (“Post-Effective Amendment No. 104”).

(21) Opinion of Venable LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Partners Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 104.

(22) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 108 as filed with the SEC on May 30, 2008 (“Post-Effective Amendment No. 108”).

(23) Opinion of Venable LLP regarding legality of Class FI and Class R shares Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 108.

(24) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 110.

(25) Opinion of Venable LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 110.

(26) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Appreciation Fund (formerly Legg Mason Partners Appreciation Fund), Legg Mason ClearBridge Large Cap Value Fund (formerly Legg Mason ClearBridge Investors Value Fund), Legg Mason Batterymarch Global Equity Fund (formerly Legg Mason Partners Global Equity Fund) and Legg Mason ClearBridge Small Cap Growth Fund (Legg Mason Partners Small Cap Growth Fund) is incorporated by reference to Post-Effective Amendment No. 137.

(27) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Appreciation Fund (formerly Legg Mason Partners Appreciation Fund), Legg Mason ClearBridge Large Cap Value Fund (formerly Legg Mason ClearBridge Investors Value Fund), Legg Mason Batterymarch Global Equity Fund (formerly Legg Mason Partners Global Equity Fund) and Legg Mason ClearBridge Small Cap Growth Fund (Legg Mason Partners Small Cap Growth Fund) is incorporated by reference to Post-Effective Amendment No. 137.

(28) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 140 as filed with the SEC on April 1, 2009 (“Post-Effective Amendment No. 140”).

(29) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 140.

(30) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(31) Opinion of Venable LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(32) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 146.

(33) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 146.

(34) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 Shares of Legg Mason ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149 as filed with the SEC on October 30, 2009 (“Post-Effective Amendment No. 149”).

(35) Opinion of Venable LLP regarding legality of Class R1 Shares of Legg Mason ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149.

(36) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Fundamental Value Fund and Legg Mason ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 150.

(37) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Fundamental Value Fund and Legg Mason ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-effective Amendment No. 150.

(38) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Capital Fund, Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund, Legg Mason Esemplia Emerging Markets Equity Fund, Legg Mason ClearBridge Equity Fund, Legg Mason Global Currents International All Cap Opportunity Fund and Legg Mason ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153 as filed with the SEC on November 24, 2009 (“Post-Effective Amendment No. 153”).

(39) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Capital Fund, Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund, Legg Mason Esemplia Emerging Markets Equity Fund, Legg Mason ClearBridge Equity Fund, Legg Mason Global Currents International All Cap Opportunity Fund and Legg Mason ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153.

(40) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155 as filed with the SEC on January 6, 2010 (“Post-Effective Amendment No. 155”).

(41) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155.

(42) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares and Class R1 shares of Legg Mason ClearBridge Equity Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(43) Opinion of Venable LLP regarding legality of Class IS shares and Class R1 shares of Legg Mason ClearBridge Equity Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(44) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, Legg Mason Lifestyle Allocation 30% and Legg Mason Lifestyle Income Fund is incorporated by reference to Post-Effective Amendment No. 162.

(45) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation

85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, Legg Mason Lifestyle Allocation 30% and Legg Mason Lifestyle Income Fund is incorporated by reference to Post-Effective Amendment No. 162.

(46) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Barrett Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 170 as filed with the SEC on May 27, 2010.

(47) Opinion of Venable LLP regarding the legality of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of Legg Mason ClearBridge Mid Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 171.

(48) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of Legg Mason Global Currents International Small Cap Opportunity Fund is incorporated herein by reference to Post-Effective Amendment No. 172.

(49) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 230.

(50) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 246.

(51) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Batterymarch Managed Volatility International Dividend Fund and Legg Mason Batterymarch Managed Volatility Global Dividend Fund incorporated herein by reference to Post-Effective Amendment No. 251 as filed with the SEC on December 12, 2012.

(52) Opinion of Venable LLP regarding legality of Class IS Shares of ClearBridge Small Cap Value Fund and ClearBridge Tactical Dividend Income Fund is incorporated herein by reference to Post-Effective Amendment No. 265 as filed with the SEC on March 21, 2013.

(53) Opinion of Venable LLP regarding legality of Class 1 Shares of ClearBridge Large Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 269.

(54) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of ClearBridge Energy MLP & Infrastructure Fund is incorporated herein by reference to Post-Effective Amendment No. 271 as filed with the SEC on May 16, 2013.

(j) (1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney, dated November 3, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(3) Power of Attorney, dated January 31, 2012 is incorporated herein by reference to Post-Effective Amendment No. 220 as filed with the SEC on February 22, 2012.

(4) Power of Attorney, dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 257.

(5) Power of Attorney, dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 280.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m) (1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(4) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 119”).

(5) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(6) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(7) Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(8) Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(9) Amended Shareholder Services and Distribution Plan dated as of August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 177.

(10) Appendix A, amended and restated as of May 2, 2013 to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 280.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 215.

(2)	Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(3)	Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4)	Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62 as filed with the SEC on January 10, 2007 (“Post-Effective Amendment No. 62”).

(5)	Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(6)	Code of Ethics of GCIM is incorporated herein by reference to Post-Effective Amendment No. 111 as filed with the SEC on July 3, 2008.

(7)	Code of Ethics of Permal is incorporated herein by reference to Post-Effective Amendment No. 141.

(8)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 as filed with the SEC on August 26, 2009.

(9)	Code of Ethics of WAM is incorporated herein by reference to Post-Effective Amendment No. 215.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Investment Adviser—Legg Mason Capital Management, LLC (“LMCM”)

LMCM is organized under the laws of the State of Maryland as a limited liability company. LMCM is a direct wholly-owned subsidiary of Legg Mason.

LMCM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Advisers Act (SEC File No. 801-18115).

Subadviser—ClearBridge Investments, LLC (formerly known as ClearBridge Advisors, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Advisers Act (SEC File No. 801- 48035).

Subadviser—Global Currents Investment Management, LLC (“GCIM”)

GCIM was organized under the laws of the State of Delaware as a limited liability corporation. GCIM is a wholly owned subsidiary of Legg Mason.

GCIM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of GCIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GCIM pursuant to the Advisers Act (SEC File No. 801-68663).

Subadviser—Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 31 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”)

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Advisers Act (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Advisers Act (SEC File No. 801-63656).

Subadviser—Permal Asset Management LLC (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation and was reorganized in 2013 as a Delaware limited liability company. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Subadviser—Western Asset Management Company (“WAM”)

WAM is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

Ronald R. Dewhurst

James W. Hirschmann III

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer and President

James J. Flick	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Item 32.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Capital Management Growth Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Capital Management Special Investment Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Capital Management Value Trust, Inc., Western Asset Funds, Inc. and Legg Mason Global Asset Management Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Thomas J. Hirschmann	Co-Managing Director	None
Joseph A. Sullivan	Co-Managing Director	None

Jeremy O’Shea 100 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

Matthew Schiffman	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Jason Bennett	Chief Financial Officer, Treasurer	None
and Financial Reporting Officer

Kenneth D. Cieprisz	Chief Compliance Officer	None
620 8th Avenue, 49th Floor
New York, NY 10018

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr	AML Compliance Officer	None
100 First Stamford Pl.
Stamford, CT 06902

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Equity Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2) Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3) Legg Mason Capital Management, LLC

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Subadvisers:

(4) Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(5) Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6) ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(7) Legg Mason Global Asset Allocation, LLC

100 First Stamford Place

Stamford, CT 06902

620 Eighth Avenue

New York, NY 10018

(8) Legg Mason Investment Counsel, LLC

100 International Drive

Baltimore, MD 21202

(9) Permal Asset Management LLC

900 Third Avenue

New York, NY 10022

(10) c/o Western Asset Management Company

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(11) State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(12) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

(13) BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(14) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 29th day of July 2013.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Permal Tactical Allocation Fund.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 29, 2013.

Signature	Title

/s/ Kenneth D. Fuller	President, Chief Executive Officer and Trustee
Kenneth D. Fuller

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

Paul R. Ades*	Trustee
Paul R. Ades

Andrew L. Breech*	Trustee
Andrew L. Breech

Dwight B. Crane*	Trustee
Dwight B. Crane

Frank G. Hubbard*	Trustee
Frank G. Hubbard

Howard J. Johnson*	Trustee
Howard J. Johnson

Jerome H. Miller*	Trustee
Jerome H. Miller

Ken Miller*	Trustee
Ken Miller

John J. Murphy*	Trustee
John J. Murphy

Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

Jerry A. Viscione*	Trustee
Jerry A. Viscione

*By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller, as Agent

Tactical Allocation Fund Ltd. has duly caused this Registration Statement, with respect only to information that specifically relates to Tactical Allocation Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July, 2013.

TACTICAL ALLOCATION FUND LTD.

By:	/s/ Kenneth Martin
Kenneth Martin
Director

This Registration Statement, with respect only to information that specifically relates to Tactical Allocation Fund Ltd., has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Kenneth Martin	Director, Tactical Allocation Fund Ltd.	July 29, 2013
Kenneth Martin

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j)(1)	Consent of Independent Registered Accountant